[LOGO]FIRSTHAND(R)



                                    [GRAPHIC]


                                    FIRSTHAND FUNDS
                                         REPORT TO SHAREHOLDERS 2001

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our website at www.firsthandfunds.com or call 1.888.884.2675 for a free prospectus. Please read the prospectus carefully before you invest or send money.

CONTENTS

      PERFORMANCE SUMMARY                                                   2

      PRESIDENT'S LETTER                                                    3

      PERFORMANCE AND PORTFOLIO DISCUSSIONS

         Technology Value Fund(R)                                           6

         Technology Leaders Fund                                            8

         Technology Innovators Fund                                        10

         The Communications Fund(TM)                                       12

         The e-Commerce Fund(TM)                                           14

         Global Technology Fund                                            16

      FINANCIAL STATEMENTS

         Portfolio of Investments

              Technology Value Fund                                       20

              Technology Leaders Fund                                      23

              Technology Innovators Fund                                   25

              The Communications Fund                                      28

              The e-Commerce Fund                                          31

              Global Technology Fund                                       33

         Statements of Assets and Liabilities                              36

         Statements of Operations                                          38

         Statements of Changes in Net Assets                               40

         Financial Highlights

              Technology Value Fund                                        46

              Technology Leaders Fund                                      47

              Technology Innovators Fund                                   48

              The Communications Fund                                      49

              The e-Commerce Fund                                          50

              Global Technology Fund                                       51

         Notes to Financial Statements                                     52

         Additional Information                                            61

PERFORMANCE SUMMARY

PERIOD RETURNS (AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01)

FUND                                   Q4'01              1-YEAR   3-YEAR    5-YEAR
                                       TOTAL*
------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND(R)               41.40%            -44.00%   13.55%     14.04%
TECHNOLOGY LEADERS FUND                35.10%            -44.27%    2.17%        -
TECHNOLOGY INNOVATORS FUND             55.75%            -29.10%   11.18%        -
THE COMMUNICATIONS FUND(TM)            24.72%            -60.73%      -          -
THE E-COMMERCE FUND(TM)                65.67%            -49.77%      -          -
GLOBAL TECHNOLOGY FUND                 36.70%            -41.26%      -          -
NASDAQ                                 30.23%            -20.80%   -3.57%      8.95%
DJIA                                   13.84%             -5.44%    4.65%     11.09%
S&P500                                 10.69%            -11.89%   -1.02%     10.69%

RETURNS SINCE INCEPTION (AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01)

                                        AVERAGE ANNUAL
FUND (INCEPTION DATE)                       RETURN        DJIA    S&P 500     NASDAQ
------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND(R)(5/20/94**)         27.20%       15.98%    14.90%     14.19%
TECHNOLOGY LEADERS FUND (12/10/97)          17.33%        7.31%     5.46%      4.95%
TECHNOLOGY INNOVATORS FUND (5/20/98)        24.35%        4.56%     2.25%      1.81%
THE COMMUNICATIONS FUND(TM)(9/30/99)       -38.39%        0.25%    -3.62%    -13.89%
THE E-COMMERCE FUND(TM)(9/30/99)           -38.41%        0.25%    -3.62%    -13.89%
GLOBAL TECHNOLOGY FUND (9/29/00)           -40.92%       -3.09%   -15.24%    -39.39%

 * NOT ANNUALIZED.
** TECHNOLOGY VALUE FUND COMMENCED OPERATIONS ON MAY 20, 1994; THE SEC EFFECTIVE
   DATE FOR TECHNOLOGY VALUE FUND IS DECEMBER 15, 1994. TECHNOLOGY VALUE FUND AVERAGE ANNUAL TOTAL RETURN SINCE EFFECTIVE DATE IS 26.73%.


RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND INCLUDE ALL FUND EXPENSES BUT DO NOT REFLECT THE IMPACT OF TAXES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE "RELATIVE PERFORMANCE" CHARTS ON THE FOLLOWING PAGES ASSUME AN INITIAL INVESTMENT OF $10,000 AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND INCLUDE ALL FUND EXPENSES. THE HYPOTHETICAL CHARTS DO NOT REFLECT THE EFFECT OF TAXES.

THE DOW JONES INDUSTRIAL AVERAGE (DJIA) IS A GROUP OF 30 STOCKS TRACKED BY THE DOW JONES COMPANY. THE NASDAQ COMPOSITE INDEX (NASDAQ) IS A CAPITALIZATION-WEIGHTED INDEX OF ALL COMMON STOCKS LISTED WITH NASDAQ. THE STANDARD & POOR'S 500 INDEX (S&P 500) IS A MARKET-WEIGHTED INDEX OF 500 STOCKS OF WELL-ESTABLISHED COMPANIES. EACH INDEX REPRESENTS AN UNMANAGED, BROAD-BASED BASKET OF STOCKS. THESE INDICES ARE TYPICALLY USED AS BENCHMARKS FOR OVERALL MARKET PERFORMANCE. THE LIPPER SCIENCE AND TECHNOLOGY FUND INDEX INCLUDES THE LARGEST 30 MUTUAL FUNDS IN THE GROUP, WHICH, BY PROSPECTUS OR PORTFOLIO PRACTICE, INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS.

[PHOTO]   DEAR FELLOW SHAREHOLDERS,

2001 was a tough year in many ways. The sharp stock market downturn that began in 2000 led the U.S. into its first recession in 10 years. The U.S. markets closed 2001 with the first back-to-back annual declines of the major market indices since the 1970s. Our performance was down across the board and you are probably disappointed with the returns we delivered. So are we. Yet, despite the effects of the brutal bear market and accompanying economic recession, we are finding reasons to be optimistic about a return to better times.

The year highlighted some of the short-term discomfort that can accompany our long-term investment philosophy. The investment objective for each of our Funds is long-term growth of capital. We believe the best way to achieve this goal is to buy and hold stock in the strongest companies. However, in a year during which some of the best companies saw their valuations cut in half, it was a painful time to be a buy-and-hold investor. Nonetheless, we remained committed to our investment strategy, with our Funds invested in the companies we felt had the most promising long-term prospects.

Although the year began with a strong market rally, optimism was quickly cooled by the realization that U.S. industries were experiencing more than a simple inventory correction. Early in the year, profit warnings began to sound and many companies learned the hard way that the New Economy still had to play by the old rules. Profitability did matter and, as the capital markets turned off their support of unsustainable business models, weak companies were left by the wayside.

Two types of companies that come to mind as examples are optical networking firms and competitive local exchange carriers (CLECs). Unfortunately, we did not get out of these collapsing business models quickly enough and we paid the price for that in terms of performance. These harsh experiences have sharpened our focus on the end markets for technology products and on using our firsthand experience to better predict changes in customer demand.

As we look ahead, we believe the companies that survive this recession will emerge stronger from the experience. Difficult economic situations tend to weed out weaker competitors and force all players to improve the efficiency and productivity of their operations. With technology companies being large beneficiaries of business productivity spending, we hope to see a nice uptick in technology spending as corporate budgets start to thaw in 2002.

We remain confident that over the next several years, the technology sector will once again be a leading driver of economic growth in the U.S. and throughout the world. It is this excitement that keeps investors like you, and like us, interested in technology companies. We at Firsthand will continue to search for emerging trends and technologies so that we can invest in what we believe are the best tech companies in the world.

We thank you for your continuing confidence in, and investment with, Firsthand Funds.

Sincerely,


/s/ Kevin Landis

                Kevin Landis
                President and Chief Executive Officer

                      PERFORMANCE AND PORTFOLIO DISCUSSIONS



                            Technology Value Fund(R)


                             Technology Leaders Fund


                           Technology Innovators Fund


                           The Communications Fund(TM)


                             The e-Commerce Fund(TM)


                             Global Technology Fund

TECHNOLOGY VALUE FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, Technology Value Fund (TVFQX) posted a 44.00% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, Technology Value Fund declined 15.15% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. While we were not pleased with the Fund's overall return for 2001, we were encouraged that the Fund returned 41.40% in Q4, outperforming its benchmarks, which returned 30.23% and 32.55%, respectively.

For Technology Value Fund, we focus on identifying undiscovered and/or unloved technology stocks trading at valuations that we believe do not adequately reflect long-term growth potential. Over the course of the year, the stock market malaise battered many solid tech companies along with those with poor fundamentals. Although there are often great bargains to be found during times of turmoil, we are not attracted to a stock simply because its value has declined by 80% or 90%.

Our strategy of investing in great companies "on sale" led us to buy Cisco Systems (CSCO) for the first time in several years. Cisco went from being a technology darling to a New Economy castaway in a very short period of time. Despite intense competition in its core router business, we believe Cisco will recover and emerge from the slowdown as an even more formidable company.

Past strong performers in the broadband infrastructure space, including Applied Micro Circuits (AMCC), Corning (GLW), and CIENA (CIEN), negatively impacted Fund performance in 2001. These companies, which were unable to cope with both the speed and severity of the massive drop-off in technology spending by telecom carriers, saw their stocks plummet 84.92%, 83.02%, and 82.39%, respectively, in 2001. We view the slowdown as a near-term correction and not the beginning of a longer-term trend.

The Fund benefited from its investments in the software industry in 2001. Standouts included PeopleSoft (PSFT) and Concord Communications (CCRD).


RELATIVE PERFORMANCE:
                    TECHNOLOGY VALUE FUND VS. MARKET INDICES

[CHART]

                    TVFQX           NASDAQ           DJIA            S&P 500
                    9,190            9,706           9,666            9,768
                    9,430            9,929          10,045           10,088
                   10,510           10,527          10,489           10,502
                   11,200           10,510          10,320           10,246
                   12,170           10,690          10,504           10,475
                   11,830           10,316          10,094           10,094
Dec '94            12,530           10,339          10,372           10,244
                   12,412           10,386          10,407           10,509
                   13,215           10,926          10,905           10,919
                   13,333           11,260          11,325           11,241
                   14,436           11,634          11,778           11,572
                   14,543           11,930          12,217           12,034
                   15,742           12,890          12,487           12,314
                   17,980           13,832          12,913           12,722
                   19,212           14,103          12,691           12,754
                   20,679           14,435          13,206           13,293
                   20,047           14,335          13,122           13,245
                   20,294           14,663          14,053           13,827
Dec '95            20,194           14,577          14,194           14,093
                   20,063           14,687          14,976           14,573
                   21,454           15,255          15,274           14,708
                   21,585           15,273          15,581           14,849
                   26,984           16,513          15,539           15,068
                   30,751           17,251          15,801           15,457
                   27,970           16,444          15,855           15,516
                   26,316           14,997          15,519           14,830
                   27,400           15,845          15,817           15,143
                   30,291           17,035          16,594           15,996
                   29,251           16,962          17,023           16,437
                   32,786           17,952          18,470           17,679
Dec '96            32,422           17,934          18,293           17,329
                   34,915           19,170          19,337           18,411
                   31,886           18,189          19,579           18,556
                   29,438           16,980          18,771           17,793
                   31,039           17,532          19,998           18,856
                   38,053           19,484          20,972           20,004
                   38,713           20,075          21,974           20,900
                   43,857           22,195          23,565           22,563
                   42,281           22,110          21,898           21,299
                   42,466           23,487          22,855           22,465
                   38,142           22,211          21,418           21,715
                   37,311           22,316          22,576           22,720
Dec '97            34,519           21,907          22,854           23,110
                   35,791           22,591          22,857           23,366
                   39,036           24,700          24,769           25,051
                   39,897           25,609          25,538           26,334
                   42,666           26,074          26,314           26,599
                   36,995           24,832          25,902           26,142
                   37,802           26,459          26,085           27,204
                   35,020           26,154          25,897           26,914
                   26,385           20,949          22,037           23,023
                   33,020           24,768          25,166           26,490
                   38,199           27,268          26,771           28,096
                   42,703           30,681          26,997           29,715
Dec '98            49,007           35,067          27,528           30,958
                   43,577           32,027          27,441           29,995
                   48,398           34,468          28,895           31,196
                   56,094           35,616          31,868           32,404
                   61,961           34,612          31,262           31,638
                   71,246           37,645          32,517           33,393
                   75,379           36,985          31,599           32,350
                   80,703           38,408          32,190           32,189
                   81,114           38,513          30,766           31,307
                   86,650           41,609          31,952           33,288
                   98,756           46,806          32,454           33,966
                  124,009           57,105          34,341           35,966
Dec '99           132,435           55,300          32,694           34,159
                  185,904           65,923          30,323           33,513
                  174,547           64,194          32,743           36,791
                  155,406           54,202          32,196           35,685
                  137,967           47,755          31,628           34,952
                  156,722           55,700          31,440           35,814
                  144,926           52,908          31,683           35,254
                  179,874           59,089          33,846           37,444
                  168,229           51,603          32,183           35,467
                  149,173           47,348          33,171           35,317
                  104,486           36,512          31,564           32,533
Dec '00           111,642           34,731          32,719           32,692
                  127,277           38,984          33,054           33,852
                   78,553           30,261          31,936           30,765
                   64,960           25,889          30,087           28,816
                   78,779           29,776          32,724           31,055
                   74,888           29,704          33,345           31,263
                   73,687           30,418          32,112           30,503
                   67,183           28,534          32,210           30,202
                   59,749           25,421          30,538           28,312
                   44,218           21,110          27,179           26,026
                   53,050           23,810          27,911           26,522
                   61,791           27,203          30,383           28,557
Dec '01            62,525           27,492          30,939           28,807

* SEC EFFECTIVE DATE IS 12/15/94

TECHNOLOGY VALUE FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTION                               %
SOFTWARE                            23.0%
SEMICONDUCTORS                      20.1%
COMM EQUIP                          10.8%
NETWORKING                           8.6%
EDA                                  8.2%
DEFENSE & AEROSPACE                  6.8%
MEDICAL                              5.4%
OTHER ELECTRONICS                    5.0%
PHOTONICS                            3.8%
PERIPHERALS                          3.8%
COMPUTERS                            1.3%
NET CASH                             1.2%
SERVICES                             1.1%
SEMI EQUIP                           0.9%

* BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.


PeopleSoft continued its remarkable transition from a one-dimensional provider of human resources application software to a company that offers a robust product line. The company's next version of its software will support Web services, an emerging area that helps businesses enhance the integration of multiple software applications. Despite adverse conditions in the enterprise software market, PeopleSoft's stock admirably topped its peers by returning 8.10% for the year.

Concord Communications is another successful turnaround story similar to PeopleSoft. Concord provides fault and performance management software that allows companies to monitor the efficiency of their networks in real time. This enables companies to reduce downtime by resolving problems faster. In 2001, Concord began to see the results of its transition from a single-product offering to a fully integrated suite of solutions. By expanding its lineup of products and the markets those products serve, the company has placed itself in a stronger position to weather a downturn. Concord was one of the Fund's top performers in 2001, gaining 136%.

Following the tragic events of September 11, we broadened the Fund's technology exposure by adding specialty defense electronic firms such as Raytheon Co. (RTN) and TRW, Inc. (TRW). In the past, these companies relied on successful commercialization of their technologies to boost growth and keep pace with other competitors. Now it appears that their core defense business offerings provide the best opportunities for the foreseeable future. A recent emphasis on "smart" weapons underscores our belief that defense technology firms will capture an increasing share of a growing defense budget.

While we are not confident in predicting the timing of a recovery, we are fairly certain that the technology sector will re-emerge as one of the forces that drives economic growth. When that happens, we believe tech stocks may have already risen in anticipation of the economy's recovery and the most compelling values will have disappeared. Therefore, we are working to identify solid companies today in order to fully participate in the better times we feel lie ahead for the technology sector.

TECHNOLOGY LEADERS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, Technology Leaders Fund (TLFQX) posted a 44.27% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, Technology Leaders Fund declined 20.79% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. Last year proved to be one that some of the biggest and best technology companies would like to forget. The unforgiving economic environment resulted in reduced demand for technology products, declining corporate earnings, and massive layoffs.

Technology Leaders Fund invests in companies that we believe hold dominant positions in the most promising segments of the technology industry. At times, a company's leadership position can be threatened by any number of factors, including the introduction of a new technology, macroeconomic conditions, market fluctuations, and newer, more nimble competitors. Led by the weakening economy, a combination of factors knocked several leading technology companies off their perch in 2001 and left them vulnerable to their competition. While many companies were unable to cope with the downturn, some thrived.

Fund performance was supported, in relative terms, by investments in the semiconductor industry, while enterprise software companies dragged the Fund down. The fragile economy spelled trouble for companies like BEA Systems (BEAS), Oracle (ORCL), and Siebel Systems (SEBL) because many of their customers delayed major software purchases. Stock prices for these companies fell 77.12%, 52.48%, and 58.62%, respectively, in 2001. Despite the woeful returns, we remain committed to these companies, as each still holds substantial power in its respective segment. We believe the outlook for these companies will improve as prospects for an economic recovery brighten.

Last year's volatility gave us favorable entry points into three emerging leaders, Synopsys (SNPS), Flextronics (FLEX), and Adobe


RELATIVE PERFORMANCE:
                   TECHNOLOGY LEADERS FUND VS. MARKET INDICES

[CHART]

                   TLFQX            NASDAQ           DJIA           S&P 500
Dec '97            10,070            9,695           9,836            9,955
                   11,070            9,997           9,837           10,065
                   12,150           10,930          10,660           10,791
                   12,190           11,333          10,991           11,344
                   13,151           11,538          11,326           11,458
                   12,141           10,989          11,148           11,261
Jun '98            12,922           11,709          11,227           11,718
                   13,685           11,574          11,146           11,594
                   10,822            9,270           9,484            9,918
                   11,291           10,478           9,881           10,553
                   13,861           10,961          10,831           11,411
                   15,811           12,067          11,522           12,103
Dec '98            17,942           13,577          11,619           12,800
                   20,772           15,518          11,848           13,336
                   18,772           14,173          11,811           12,921
                   21,832           15,253          12,436           13,438
                   22,702           15,761          13,716           13,959
                   22,072           15,317          13,455           13,629
Jun '99            26,372           16,659          13,995           14,385
                   26,702           16,367          13,600           13,936
                   28,823           16,996          13,855           13,866
                   29,431           17,043          13,242           13,486
                   32,038           18,413          13,752           14,339
                   36,849           20,713          13,968           14,632
Dec '99            45,316           25,271          14,780           15,493
                   43,683           24,472          14,071           14,715
                   58,196           29,173          13,051           14,436
                   58,947           28,408          14,092           15,849
                   56,216           23,986          13,857           15,372
                   48,032           21,133          13,612           15,056
Jun '00            54,198           24,649          13,532           15,428
                   49,604           23,413          13,636           15,186
                   58,670           26,148          14,567           16,130
                   51,987           22,836          13,852           15,278
                   45,090           20,853          14,276           15,214
                   34,898           16,157          13,585           14,014
Dec '00            34,333           15,369          14,082           14,083
                   38,574           17,251          14,226           14,582
                   25,577           13,391          13,745           13,253
                   22,067           11,457          12,949           12,413
                   27,464           14,084          13,177           13,378
                   25,273           14,351          13,145           13,467
Jun '01            24,157           13,821          13,461           13,140
                   22,057           12,627          13,863           13,010
                   19,013           11,249          13,144           12,196
                   14,163            9,342          11,698           11,211
                   16,192           10,536          12,013           11,425
                   19,358           12,038          13,077           12,301
Dec '01            19,135           12,166          13,316           12,409

TECHNOLOGY LEADERS FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTOR                                     %
SOFTWARE                                 21.3%
SEMICONDUCTORS                           11.8%
COMM EQUIP                               11.2%
SEMI EQUIP                               11.0%
NET CASH                                  8.0%
OTHER ELECTRONICS                         7.1%
EDA                                       6.6%
SERVICES                                  6.0%
INTERNET                                  4.5%
DEFENSE & AEROSPACE                       4.2%
NETWORKING                                2.8%
PHOTONICS                                 2.3%
COMPUTERS                                 2.1%
PERIPHERALS                               1.1%

* BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.


Systems (ADBE). During cyclical slowdowns, semiconductor companies often rely on design software to help accelerate the development of new products. Synopsys is one of the leading suppliers of electronic design automation (EDA) software. Its software is used to design complex semiconductor chips that are used in a variety of electronic products, including wireless devices and handheld computers. We believe Synopsys' acquisition of Avant! (AVNT) will help the company become a stronger competitor.

Outsourcing portions of the manufacturing process is one of the easiest ways for tech companies to cut costs and increase efficiencies. Flextronics is one of the world's leading contract manufacturers of electronic equipment for the wireless and consumer electronics markets. Despite a drop-off in orders in 2001, we believe Flextronics should see a boost in production orders when tech spending picks up again.

A third emerging technology leader is a well-known franchise in the software industry. Adobe Systems is a leading developer of software used to create, publish, and distribute content in Web and print form. Many of the company's applications (Acrobat, Photoshop, Illustrator) have become the standard for delivering multimedia content over the Internet. Despite recent weakness in the U.S. market and the company's reliance on the slowing PC market, we believe Adobe is still a premier software company.

Although several leading tech companies stumbled badly last year, we are hopeful that those companies can now better anticipate and adapt to the changing economic and business cycles in the future as a result of this unpleasant experience. If successful, we believe we will once again see the top-tier companies distance themselves from their competitors and re-establish their dominance in the marketplace.

TECHNOLOGY INNOVATORS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, Technology Innovators Fund (TIFQX) posted a 29.10% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, Technology Innovators Fund declined 2.61% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. As we look back on this year, we are reminded that investing in emerging growth companies can be a very volatile proposition. This was evident in the quarterly performance numbers for the Fund. The range of returns varied from a negative 41.12% in the first quarter to a positive 55.75% in the fourth quarter.

As the economy soured during the year, lack of technology spending for communications hardware weighed heavily on the prospects for several top portfolio holdings. CIENA (CIEN), GlobespanVirata (GSPN), and TranSwitch (TXCC) all performed miserably as they fell victim to the economic slowdown. While we are disappointed with our performance, the Fund's focus on small, emerging technology companies enabled it to benefit from strong growth in a few burgeoning markets.

For example, the economy didn't seem to affect the consumer's appetite for personal electronics as demonstrated by the surge in sales during 2001. Sales of DVD players, flat-panel displays (FPDs), MP3 players, digital cameras, and camcorders increased 50 to 100 percent over last year. We recognized the potential market opportunity that lay ahead for two relatively unknown companies when we initially bought Genesis Microchip (GNSS) and Zoran (ZRAN) in early 1999.

Genesis Microchip was the year's top performing stock in Technology Innovators Fund, soaring over 600%. Genesis manufactures specialty semiconductors used in connecting flat-panel displays to computers. FPDs are quickly becoming the new standard for computer monitors, displacing the bulky, energy-wasting cathode ray tube (CRT) monitors. When considering the number of


RELATIVE PERFORMANCE:
                  TECHNOLOGY INNOVATORS FUND VS. MARKET INDICES

[CHART]

                 TIFQX            NASDAQ           DJIA           S&P 500
                 10,000           10,000          10,000           10,000
                 10,160            9,637           9,837            9,836
Jun '98          11,030           10,269           9,907           10,235
                 11,057           10,150           9,836           10,126
                  8,503            8,130           8,369            8,662
                  8,110            9,189           8,720            9,217
                 10,930            9,613           9,558            9,967
                 13,420           10,582          10,168           10,571
Dec '98          16,010           11,907          10,253           11,180
                 18,350           13,609          10,455           11,648
                 16,570           12,429          10,422           11,286
                 20,451           13,377          10,974           11,737
                 21,511           13,822          12,103           12,192
                 22,271           13,433          11,873           11,904
Jun '99          28,041           14,610          12,350           12,564
                 28,231           14,354          12,001           12,172
                 31,041           14,906          12,226           12,111
                 32,307           14,947          11,685           11,779
                 34,339           16,148          12,135           12,525
                 39,545           18,165          12,326           12,780
Dec '99          50,006           22,162          13,043           13,532
                 53,025           21,462          12,417           12,853
                 79,386           25,584          11,517           12,609
                 67,310           24,913          12,436           13,843
                 57,736           21,035          12,228           13,426
                 48,264           18,533          12,012           13,151
Jun '00          63,085           21,617          11,941           13,475
                 55,405           20,533          12,033           13,264
                 64,289           22,932          12,855           14,088
                 56,367           20,027          12,223           13,345
                 45,578           18,375          12,598           13,288
                 28,427           14,170          11,988           12,240
Dec '00          31,031           13,479          12,427           12,301
                 36,438           15,129          12,554           12,737
                 22,955           11,744          12,129           11,575
                 18,273           10,047          11,427           10,842
                 20,862           11,556          12,428           11,685
                 21,546           11,528          12,664           11,763
Jun '01          22,592           11,805          12,196           11,477
                 21,600           11,074          12,233           11,364
                 19,225            9,866          11,598           10,652
                 14,127            8,193          10,323            9,792
                 17,347            9,240          10,601            9,979
                 20,446           10,557          11,539           10,745
Dec '01          22,002           10,670          11,751           10,839

TECHNOLOGY INNOVATORS FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTOR                                  %
SEMICONDUCTORS                        34.6%
NET CASH                              13.4%
COMM EQUIP                            12.5%
SOFTWARE                              12.1%
NETWORKING                             8.1%
PHOTONICS                              7.2%
EDA                                    5.3%
SERVICES                               3.8%
COMMUNICATIONS                         1.5%
DEFENSE & AEROSPACE                    1.2%
OTHER ELECTRONICS                      0.3%

* BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.


CRTs in use today, we can see that the potential market for FPDs, and Genesis, is enormous. The company should further solidify its position as the industry leader through its planned acquisition of Sage, one of its largest competitors.

Zoran is a leading manufacturer of digital signal processor (DSP) chips used in DVD players, digital cameras, and other electronic devices. DVD players are one of the fastest-growing products in consumer electronics history, largely because the video and audio quality are far better than that of a VCR. Affordability is another major reason behind the success of the DVD player, as it has taken only four years for DVD players to be priced below $100. Zoran's stock price rose 110.58% in 2001 on the strength of the rapid adoption of this new technology.

We are also pleased to report that one of the private companies in which we invested successfully went public on November 20, 2001. Magma Design Automation
(LAVA) provides electronic design automation (EDA) software that enables chip designers to reduce the time it takes to design and produce complex integrated circuits. EDA companies like Magma tend to shine during manufacturing technology transitions because semiconductor manufacturers must step up research and development or risk losing market share if they are not able to keep up with the rapid changes in technology. As chips continue to shrink in size, semiconductor companies will likely increase their use of EDA software products to create increasingly complex designs.

In this uncertain environment, we continue to seek innovative companies that are able to prosper, regardless of the health of the economy. Our aim is to own these stocks, even if their near-term prospects are not as clear, because we believe it is the drive and ingenuity of these companies that will spur the next round of technology growth.

THE COMMUNICATIONS FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, The Communications Fund (TCFQX) posted a 60.73% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, The Communications Fund declined 22.01% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. The Fund's performance this year was miserable as the communications industry proved to be among the worst places in technology to invest in 2001. Unfortunately, the Fund was left out of the strong tech rally seen in Q4 because many of our holdings were still mired in the telecom slump.

The race to build network capacity ended abruptly in 2001, with very few winners and a lot of losers. The competitive local exchange carriers (CLECs) were the young, promising upstarts that tried to unseat the established telecom carriers in many markets. While CLECs represented a relatively small portion of total capital spending, their sudden departure eased the pressure on the massive incumbent local exchange carriers (ILECs) to upgrade their existing networks. To further compound things, access to capital, which had been so readily available over the past few years, suddenly disappeared. That forced corporations to manage their expenditures much more conservatively. Companies resorted to buying new equipment only when it was absolutely necessary and selectively spent money only on products that helped to increase efficiency and create revenue-generating services. The net result of this was a huge decline in the demand for communications equipment.

Fixed wireless and optical networking stocks were to blame for much of the Fund's poor showing this year. Although fixed wireless remains an interesting technology that enables broadband access over the last mile, it had strong ties to many of the now defunct CLECs. Companies such as DMC Stratex (STXN) and P-Com
(PCOM) saw several of their biggest customers disappear virtually overnight. Because this had an immediate impact on the future outlook for these companies, the value of their stock plummeted 48.13% and 89.22%, respectively, in 2001.

RELATIVE PERFORMANCE:
         THE COMMUNICATIONS FUND VS. MARKET INDICES

[CHART]

                           TEFQX            NASDAQ           DJIA           S&P 500
Sept '99                   10,000           10,000          10,000           10,000
                           10,750           10,804          10,385           10,633
                           12,090           12,153          10,549           10,849
Dec '99                    14,860           14,828          11,162           11,488
                           14,310           14,359          10,627           10,911
                           17,370           17,117           9,856           10,705
Mar '00                    15,340           16,668          10,642           11,752
                           12,330           14,074          10,465           11,398
                           11,200           12,400          10,280           11,164
Jun '00                    14,500           14,453          10,219           11,440
                           12,210           13,738          10,298           11,261
                           13,690           15,343          11,001           11,960
Sept '00                   12,220           13,399          10,461           11,329
                            9,720           12,294          10,782           11,281
                            6,450            9,480          10,259           10,392
Dec '00                     6,675            9,018          10,635           10,443
                            6,595           10,122          10,744           10,813
                            4,229            7,857          10,380            9,827
Mar '01                     3,041            6,722           9,779            9,204
                            3,605            7,732          10,636            9,920
                            3,776            7,713          10,838            9,986
Jun '01                     3,766            7,898          10,437            9,743
                            3,131            7,409          10,469            9,647
                            2,739            6,601           9,926            9,043
Sept '01                    2,024            5,481           8,834            8,313
                            2,648            6,182           9,072            8,472
                            3,121            7,063           9,875            9,122
Dec '01                     3,353            7,138          10,056            9,202

THE COMMUNICATIONS FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTOR                                 %
COMM EQUIP                           27.9%
COMMUNICATIONS                       25.8%
NETWORKING                           17.4%
SEMICONDUCTORS                       13.9%
PHOTONICS                             6.7%
SERVICES                              3.8%
INTERNET                              1.4%
OTHER ELECTRONICS                     1.3%
NET CASH                              1.0%
DEFENSE & AEROSPACE                   0.8%
SOFTWARE                              0.0%

 * BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.
** REPRESENTS LESS THAN 0.05% OF THE HOLDINGS OF THE FUND BY INDUSTRY.


We closed positions in several optical companies during the year, including Nortel Networks (NT), Finisar (FNSR), and Sycamore Networks (SCMR), choosing to reallocate funds to more promising areas.

Although there were few bright spots in The Communications Fund during 2001, we want to highlight two companies that managed to turn in positive results in spite of the challenging market environment.

With a population exceeding 1.3 billion, China has the potential to become one of the world's most lucrative communications markets. With less than 20% of the country's population having telephone access, UTStarcom (UTSI) is gaining traction by providing the necessary communications equipment for service providers that operate wireless and wireline networks. The company's business is booming at a time when communications growth is being driven largely by strong pent-up demand for communications services. The 83.87% rise in the company's stock in 2001 was mostly attributable to several new contract wins in China. We believe UTStarcom will be able to leverage its technology and experience in China and apply it to other emerging markets.

SpectraLink (SLNK) had its fair share of ups and downs in 2001, but ended the year higher by 18.65%. SpectraLink is a provider of wireless telephone systems used within large office complexes, hospitals, factories, and campus environments. These systems offer a way for individuals to communicate with each other wirelessly inside facilities of up to 100,000 square feet. Current SpectraLink customers include Cisco Systems, Lowe's, Pfizer, Stanford University, and UCLA Medical Center. We believe the need for workplace mobility will further drive demand for wireless connectivity.

Despite a gloomy near-term outlook for the communications industry, we believe the industry is down but not out and that it continues to present great investment opportunities in areas outside the core long-haul markets.

THE e-COMMERCE FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, The e-Commerce Fund (TEFQX) posted a 49.77% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, The e-Commerce Fund declined 10.96% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. Although the Fund rallied 65.67% in Q4, the Fund performed poorly during most of the year.

During 2001, we saw the continued unwinding of excesses that resulted from the dot-com bubble. This was an extremely challenging period for the Fund as the dot-com fallout had far-reaching effects across the technology landscape. The Fund was not sheltered from the vicious market fluctuations despite our best efforts to avoid investing in pure dot-com companies. We continued to concentrate on identifying the companies that provide the software and services that enable the implementation of electronic commerce systems. For these companies, the target market continues to be Corporate America, not the consumer buying books online.

Another factor behind the Fund's lackluster performance was the overall decline in corporate IT spending. Lingering uncertainty over the economy forced many corporate IT managers to freeze their budgets for new or existing technology projects until conditions improve. This turned out to be bad news for some of the Fund's largest positions as BEA Systems (BEAS), Siebel Systems (SEBL), and Macromedia (MACR) sunk 77.12%, 58.62%, and 70.70%, respectively, during 2001. These are three examples of leading software companies with promising long-term outlooks that were tripped up in the collapse of technology spending. As the economy begins to recover, we believe technology spending will resume at a healthy pace.

Among the companies that bucked the downward trend this year were Websense
(WBSN) and Symantec (SYMC). Websense


RELATIVE PERFORMANCE:
                     THE e-COMMERCE FUND VS. MARKET INDICES

[CHART]

                    TCFQX           NASDAQ           DJIA            S&P 500
Sept '99           10,000           10,000          10,000           10,000
                   10,630           10,804          10,385           10,633
                   11,330           12,153          10,549           10,849
Dec '99            14,650           14,828          11,162           11,488
                   16,580           14,359          10,627           10,911
                   21,940           17,117           9,856           10,705
Mar '00            20,300           16,668          10,642           11,752
                   16,080           14,074          10,465           11,398
                   14,300           12,400          10,280           11,164
Jun '00            16,480           14,463          10,219           11,440
                   14,690           13,738          10,298           11,261
                   16,740           15,343          11,001           11,960
Sept '00           14,510           13,399          10,461           11,329
                   12,360           12,294          10,782           11,281
                    8,210            9,480          10,259           10,392
Dec '00             8,544            9,018          10,635           10,443
                   10,015           10,122          10,744           10,813
                    6,348            7,857          10,380            9,827
Mar '01             4,766            6,722           9,779            9,204
                    4,927            7,732          10,636            9,920
                    4,675            7,713          10,838            9,986
Jun '01             4,302            7,898          10,437            9,743
                    4,000            7,409          10,469            9,647
                    3,345            6,601           9,926            9,043
Sept '01            2,690            5,481           8,834            8,313
                    3,003            6,182           9,072            8,472
                    3,345            7,063           9,875            9,122
Dec '01             3,355            7,138          10,056            9,202

THE e-COMMERCE FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTOR                               %
SOFTWARE                           77.8%
SERVICES                            8.6%
COMMUNICATIONS                      7.9%
NET CASH                            5.6%
INTERNET                            0.1%


* BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.


specializes in employee Internet management (EIM) software that enables employers to monitor Internet usage by employees, block access to inappropriate websites, and limit the potential for misuse of the Internet. Websense offers a relatively inexpensive product that can provide a quick return on a company's investment. This company is rapidly establishing itself as a leader in its space and counts over half of the Fortune 500 companies as customers. We believe Websense is one of the companies in the software industry that is worth watching. The company's stock more than doubled in 2001, gaining 121.17%.

As virus and worm attacks increase in frequency and sophistication, computer security has become one of today's biggest concerns. A recent survey by J.P. Morgan confirmed that corporations realize additional steps must be taken in order to protect their networks from future attacks. The survey revealed that approximately 43% of U.S. corporations intend to increase their spending on network security in 2002. Security concerns boosted shares of anti-virus software maker Symantec by 98.74% in 2001. While Symantec has a strong hold on the consumer retail side of the business with its popular anti-virus software product, Norton AntiVirus, it has also made progress toward expanding its enterprise business with its acquisition of Axent. We anticipate seeing strength in network security companies carry over into 2002 as a result of increased spending in this area.

In many ways, it appears that the market has prematurely given up on e-commerce as a promising area of investment. We believe we are still in the early stages of the Internet revolution and that there are plenty of opportunities for exciting new products and services that can improve business operations and quality of life for consumers.

GLOBAL TECHNOLOGY FUND
PERFORMANCE AND PORTFOLIO DISCUSSION


In 2001, Global Technology Fund (GTFQX) posted a 41.26% loss, versus a 20.80% decline for the Nasdaq Composite Index and a 34.72% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2001, Global Technology Fund declined 6.55% as compared to 9.62% and 16.30% losses for the Nasdaq and the Lipper peer group benchmarks, respectively. The growing uncertainty surrounding the U.S. economy spread overseas and was felt by virtually every sector, with technology being among those hardest hit.

Over the past 12 months the Fund's performance was aided by its investments in the semiconductor industry, and was brought down by its broad exposure to the communications industry. Concerns about overcapacity in the long-haul networks crushed several of our optical networking holdings, including Nortel Networks
(NT), JDS Uniphase (JDSU), and Furukawa Electric. We have closed our positions in these stocks, as we believe there are more attractive investment opportunities elsewhere.

An important point to mention is that we do not make global macroeconomic calls on which region will do well; rather, we rely primarily on stock selection in managing this Fund. Our focus is on identifying companies that are best positioned to benefit significantly from the adoption of new technologies worldwide. In order to give our shareholders the most exposure to the world's finest technology companies, we diligently seek out investment opportunities around the globe and attempt to avoid simply filling the portfolio with recognizable U.S.-based companies that derive a large part of their revenues overseas. As of December 31, 2001, Global Technology Fund had 54.4% of its securities invested internationally versus 45.6% in the United States.

Chip stocks rallied toward the end of the year because investors sensed that the semiconductor industry might have bottomed out and was then poised for a recovery in 2002. This belief helped push our semiconductor positions higher during Q4 as investors increased their exposure accordingly.

RELATIVE PERFORMANCE:
         GLOBAL TECHNOLOGY FUND VS. MARKET INDICES

[CHART]

                            GTFQX           NASDAQ           DJIA            S&P 500
Sept '00                   10,000           10,000          10,000           10,000
                            9,890            9,175          10,307            9,958
                            8,890            7,076           9,808            9,173
Dec '00                     8,782            6,730          10,166            9,218
                            9,766            7,555          10,270            9,545
                            6,925            5,864           9,923            8,674
Mar '01                     5,671            5,017           9,349            8,125
                            6,584            5,770          10,168            8,756
                            6,052            5,756          10,361            8,815
Jun '01                     5,520            5,895           9,978            8,600
                            5,299            5,530          10,008            8,516
                            4,697            4,926           9,489            7,983
Sept '01                    3,774            4,091           8,445            7,338
                            4,346            4,614           8,672            7,478
                            4,938            5,272           9,441            8,052
Dec '01                     5,159            5,328           9,613            8,122

GLOBAL TECHNOLOGY FUND HOLDINGS BY INDUSTRY*

[CHART]

SECTOR                                 %
SEMICONDUCTORS                       21.8%
COMM EQUIP                           21.4%
SERVICES                             11.8%
SOFTWARE                              8.5%
NET CASH                              8.0%
COMMUNICATIONS                        7.9%
EDA                                   6.2%
NETWORKING                            5.6%
PHOTONICS                             5.0%
SEMI EQUIP                            3.8%

* BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2001.


Semiconductors are the essential building blocks for nearly all electronic systems and our top holding plays an integral role in the manufacturing process. Taiwan Semiconductor Manufacturing Co. (TSM) is the world's largest semiconductor foundry and although the company's business has been hurt by the slump in the PC industry, its stock rose 39.35% over the year. The next process upgrade from 8-inch to 12-inch wafers will allow TSM to increase the number of chips per wafer and reduce manufacturing costs. Not every chip company will be able to afford to build a new plant to produce larger wafers, which should help TSM extend its dominance as a premier semiconductor outsourcer.

Amkor Technology (AMKR) is another play on the outsourcing trend. Amkor is a leading supplier of semiconductor assembly and test services that is positioned to capitalize on two industry trends: semiconductor growth and rising demand for outsourcing services. With chip manufacturing, assembly, and packaging processes growing increasingly complex and capital intensive, many semiconductor companies seek to outsource these functions in order to focus on their core competencies, which usually include design. Although Amkor's stock started the first half of 2001 strong, it eventually succumbed to the semiconductor industry contraction and gave back most of its earlier gains. Although Amkor did not fare as well as TSM, it managed to keep its head above water, posting a slight 3.32% gain on the year.

While we cannot say for sure how far the global economy has been set back by the recession in the U.S., we are encouraged by the government's commitment to get the U.S. economy back on track during 2002. Beyond the macro picture, we remain confident that technological innovations will be a key factor in jump-starting worldwide economic growth again.

                              FINANCIAL STATEMENTS
                                 as of 12/31/01

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
FIRSTHAND FUNDS
SAN JOSE, CALIFORNIA


We have audited the accompanying statements of assets and liabilities of Firsthand Funds comprising, respectively, Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund, including the portfolios of investments as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended (with respect to Global Technology Fund for the year ended December 31, 2001, and the period from September 29, 2000, to December 31,
2000), and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, indicated thereon, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 1, 2002

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK                                           98.8%              $1,431,724,371
      (Cost $2,636,446,555)                                               --------------

    COMMUNICATIONS EQUIPMENT                           10.8%                 157,131,602
                                                                          --------------
      Anaren Microwave, Inc.                  -                  931,700      16,137,045
      Ceragon Networks Ltd.                   -                  150,700         673,629
      CIENA Corp.                             -                1,318,000      18,860,580
      DMC Stratex Networks, Inc. (1)          -                6,109,336      47,530,634
      Global Locate, Inc. (2)                 -                4,411,403       3,762,927
      Motorola, Inc.                                           2,495,700      37,485,414
      P-Com, Inc. (1)                         -                8,651,500       2,854,995
      Powerwave Technologies, Inc.            -                  913,000      15,776,640
      Tekelec, Inc.                           -                  775,800      14,049,738

    COMPUTERS                                           1.3%                  19,416,780
                                                                          --------------
      Sun Microsystems, Inc.                  -                1,578,600      19,416,780

    DEFENSE & AEROSPACE                                 6.8%                  98,851,468
                                                                          --------------
      Herley Industries, Inc.                 -                  138,300       2,351,100
      ITT Industries, Inc.                                       280,400      14,160,200
      Raytheon Co.                                             1,794,400      58,264,168
      TRW, Inc.                                                  650,000      24,076,000

    ELECTRONIC DESIGN AUTOMATION                        8.2%                 118,369,979
                                                                          --------------
      Cadence Design Systems, Inc.            -                3,047,800      66,807,776
      Synopsys, Inc.                          -                  872,900      51,562,203

    MEDICAL                                             5.4%                  77,929,812
                                                                          --------------
      Amgen, Inc.                             -                  257,800      14,550,232
      BioMarin Pharmaceutical, Inc.           -                  149,100       2,003,904
      Inverness Medical Innovations, Inc.     -                   70,000       1,263,500
      Invitrogen Corp.                        -                  400,000      24,772,000
      Medtronic, Inc.                                            618,906      31,694,176
      SurModics, Inc.                         -                  100,000       3,646,000

    NETWORKING                                          8.6%                 124,453,299
                                                                          --------------
      Cisco Systems, Inc.                     -                2,207,200      39,972,392
      Enterasys Networks, Inc.                -                4,160,600      36,821,310
      McDATA Corp. - B                        -                  486,700      12,221,037
      Riverstone Networks, Inc.               -                2,134,853      35,438,560



                 see accompanying notes to financial statements

                                  NON-INCOME PRODUCING   %       SHARES       VALUE
----------------------------------------------------------------------------------------
OTHER ELECTRONICS                                       5.0%              $   72,824,838
                                                                          --------------
      PerkinElmer, Inc.                                        1,608,400      56,326,168
      Three-Five Systems, Inc.                -                1,037,000      16,498,670

    PERIPHERALS                                         3.8%                  54,540,354
                                                                          --------------
      Read-Rite Corp.                         -                4,950,000      32,719,500
      Western Digital Corp.                   -                3,480,200      21,820,854

    PHOTONICS                                           3.8%                  54,623,933
                                                                          --------------
      Aeroflex, Inc.                          -                  168,400       3,187,812
      Celox Networks, Inc. (2)                -               13,812,153       7,499,999
      Corning, Inc.                           -                3,050,000      27,206,000
      Stratos Lightwave, Inc.                 -                2,720,345      16,730,122

    SEMICONDUCTOR EQUIPMENT                             0.9%                  12,632,106
                                                                          --------------
      ASM Lithography Holding N.V.            -                  740,886      12,632,106

    SEMICONDUCTORS                                     20.1%                 291,350,533
                                                                          --------------
      Alpha Industries, Inc.                  -                1,064,300      23,201,740
      Anadigics, Inc. (1)                     -                1,761,700      26,865,925
      Applied Micro Circuits Corp.            -                2,899,900      32,826,868
      ARM Holdings Plc - ADR                  -                  600,000       9,354,000
      Celeritek, Inc.                         -                  522,200       6,992,258
      Genesis Microchip, Inc.                 -                   97,500       6,446,700
      GlobespanVirata, Inc.                   -                  878,500      11,376,575
      Intel Corp.                                              1,500,000     47,175,000
      NETsilicon, Inc. (1)                    -                  603,800       2,324,630
      PMC-Sierra, Inc.                        -                1,246,100      26,492,086
      TranSwitch Corp.                        -                4,193,000      18,868,500
      TriQuint Semiconductor, Inc.            -                1,374,200      16,847,692
      Vitesse Semiconductor Corp.             -                2,705,300      33,626,879
      Zoran Corp.                             -                  887,000      28,951,680

    SERVICES                                            1.1%                  15,509,550
                                                                          --------------
      Genuity, Inc. - A                       -                8,456,100      13,360,638
      Globix Corp. (1)                        -                2,257,700         331,882
      TeleCommunication Systems, Inc. - A     -                  333,400       1,817,030



                 see accompanying notes to financial statements

                                  NON-INCOME PRODUCING   %       SHARES       VALUE
----------------------------------------------------------------------------------------
SOFTWARE                                               23.0%              $  334,090,117
                                                                          --------------
      Adobe Systems, Inc.                                        554,100      17,204,805
      Concord Communications, Inc. (1)        -                1,189,300      24,559,045
      i2 Technologies, Inc.                   -                  148,000       1,169,200
      Legato Systems, Inc. (1)                -                4,981,000      64,603,570
      Micromuse, Inc.                         -                1,198,200      17,973,000
      PeopleSoft, Inc.                        -                2,328,000      93,585,600
      Pervasive Software, Inc. (1)            -                1,749,000       5,107,080
      VERITAS Software Corp.                  -                  570,504      25,575,694
      Visual Networks, Inc.                   -                1,428,300       6,598,746
      Websense, Inc.                          -                  707,300      22,683,111
      Wind River Systems, Inc.                -                3,072,600      55,030,266

CASH EQUIVALENTS                                        1.1%                  15,985,377
                                                                          --------------
      (Cost $15,985,377)
      SSgA Prime Money Market Portfolio                       15,985,377      15,985,377

TOTAL INVESTMENT SECURITIES                            99.9%               1,447,709,748
                                                                          --------------
      (Cost $2,652,431,932)

OTHER ASSETS IN EXCESS OF LIABILITIES                   0.1%                   2,158,867
                                                                          --------------

NET ASSETS                                            100.0%              $1,449,868,615
                                                                          ==============





(1) Affiliated issuer.
(2) Restricted security.
ADR American Depositary Receipts.

                 see accompanying notes to financial statements

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                  NON-INCOME PRODUCING   %       SHARES       VALUE
----------------------------------------------------------------------------------------
COMMON STOCK                                           92.0%              $  222,040,946
      (Cost $355,006,641)                                                 --------------

    COMMUNICATIONS EQUIPMENT                           11.2%                  26,951,252
                                                                          --------------
      Nokia Corp. - ADR                                          336,800       8,261,704
      QUALCOMM, Inc.                          -                  216,400      10,928,200
      Scientific-Atlanta, Inc.                                   324,200       7,761,348

    COMPUTERS                                           2.1%                   5,102,040
                                                                          --------------
      Sun Microsystems, Inc.                  -                  414,800       5,102,040

    DEFENSE & AEROSPACE                                 4.2%                  10,234,544
                                                                          --------------
      Raytheon Co.                                               315,200      10,234,544

    ELECTRONIC DESIGN AUTOMATION                        6.6%                  15,954,807
                                                                          --------------
      Synopsys, Inc.                          -                 270,100       15,954,807

    INTERNET                                            4.5%                  10,914,000
                                                                          --------------
      AOL Time Warner, Inc.                   -                  340,000      10,914,000

    NETWORKING                                          2.8%                   6,843,769
                                                                          --------------
      Cisco Systems, Inc.                     -                  377,900       6,843,769

    OTHER ELECTRONICS                                   7.1%                  17,255,074
                                                                          --------------
      Agilent Technologies, Inc.              -                  371,756      10,598,764
      Gemstar-TV Guide International, Inc.    -                  240,300       6,656,310

    PERIPHERALS                                         1.1%                   2,688,000
                                                                          --------------
      EMC Corp.                               -                  200,000       2,688,000

    PHOTONICS                                           2.3%                   5,442,984
                                                                          --------------
      Corning, Inc.                           -                  610,200       5,442,984

    SEMICONDUCTOR EQUIPMENT                            11.0%                  26,470,807
                                                                          --------------
      Applied Materials, Inc.                 -                  201,000       8,060,100
      ASM Lithography Holding N.V.            -                  130,300       2,221,615
      KLA-Tencor Corp.                        -                  180,700       8,955,492
      Teradyne, Inc.                          -                  240,000       7,233,600

                 see accompanying notes to financial statements

                                                                    SHARES/
                                  NON-INCOME PRODUCING   %     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------
SEMICONDUCTORS                                         11.8%                     $  28,455,830
                                                                                 -------------
      Altera Corp.                            -                     411,900          8,740,518
      Flextronics International Ltd.          -                     398,100          9,550,419
      PMC-Sierra, Inc.                        -                     226,300          4,811,138
      Xilinx, Inc.                            -                     137,100          5,353,755

    SERVICES                                            6.0%                        14,427,000
                                                                                 -------------
      Amkor Technology, Inc.                  -                     900,000         14,427,000

    SOFTWARE                                           21.3%                        51,300,839
                                                                                 -------------
      Adobe Systems, Inc.                                            94,900          2,946,645
      BEA Systems, Inc.                       -                     607,500          9,355,500
      Microsoft Corp.                         -                     146,000          9,672,500
      Oracle Corp.                            -                     520,000          7,181,200
      Siebel Systems, Inc.                    -                     281,900          7,887,562
      VERITAS Software Corp.                  -                     100,900          4,523,347
      Wind River Systems, Inc.                -                     543,500          9,734,085

CASH EQUIVALENTS                                        8.7%                        20,848,081
      (Cost $20,848,081)                                                         -------------
      SSgA Prime Money Market Portfolio                          10,274,791         10,274,791
      State Street Bank and Trust Company
      Repurchase Agreement, 0.850% dated
      12/31/2001, to be repurchased at
      $10,573,789 on 01/02/2002,
      collateralized by $7,910,000 U.S.
      Treasury Bond, 8.750% maturing
      08/15/2020 (value $10,787,263)                             10,573,290         10,573,290

TOTAL INVESTMENT SECURITIES                           100.7%                       242,889,027
      (Cost $375,854,722)

LIABILITIES IN EXCESS OF OTHER ASSETS                 (0.7)%                       (1,606,559)
                                                                                 -------------

NET ASSETS                                            100.0%                     $ 241,282,468
                                                                                 =============

ADR American Depositary Receipts.

                 see accompanying notes to financial statements

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK                                           86.0%               $ 176,254,676
      (Cost $262,522,402)                                                  -------------

    COMMUNICATIONS                                      1.5%                   3,012,549
                                                                           -------------
      Polycom, Inc.                           -                   50,700       1,727,349
      XM Satellite Radio Holdings, Inc.       -                   70,000       1,285,200

    COMMUNICATIONS EQUIPMENT                           12.5%                  25,677,709
                                                                           -------------
      CIENA Corp.                             -                  223,800       3,202,578
      Harmonic, Inc.                          -                  125,000       1,502,500
      NHC Communications, Inc.                -                1,113,100         734,004
      ONI Systems Corp.                       -                    5,000          31,350
      Powerwave Technologies, Inc.            -                  140,000       2,419,200
      SeaChange International, Inc.           -                   65,200       2,224,624
      SpectraLink Corp.                       -                  599,950      10,277,144
      Tekelec, Inc.                           -                  291,900       5,286,309

    DEFENSE & AEROSPACE                                 1.2%                   2,524,380
                                                                           -------------
      EDO Corp.                                                   46,400       1,227,280
      Herley Industries, Inc.                 -                   76,300       1,297,100

    ELECTRONIC DESIGN AUTOMATION                        5.3%                  10,769,042
                                                                           -------------
      Magma Design Automation, Inc. (2)       -                  323,495       8,441,942
      Nassda Corp.                            -                   15,000         337,350
      Verisity Ltd.                           -                  105,000       1,989,750

    NETWORKING                                          7.5%                  15,464,438
                                                                           -------------
      Extreme Networks, Inc.                  -                  321,400       4,146,060
      Foundry Networks, Inc.                  -                  430,000       3,504,500
      IP Unity, Inc. (2)                      -                1,117,957       2,012,323
      Polaris Networks, Inc. (2)              -                  702,152         702,152
      Redback Networks, Inc.                  -                  198,330         783,403
      Riverstone Networks, Inc.               -                  260,000       4,316,000

    OTHER ELECTRONICS                                   0.3%                     586,061
                                                                           -------------
      Centerpoint Broadband
        Technologies, Inc. (2)                -                   27,092          47,411
      Tripath Technology, Inc.                -                  315,000         538,650


                 see accompanying notes to financial statements

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
    PHOTONICS                                           7.2%               $  14,703,745
                                                                           -------------
      Aeroflex, Inc.                          -                  485,600       9,192,408
      Cielo Communications, Inc. (2)          -                  842,857         295,000
      Luminous Networks, Inc. (2)             -                1,522,719       1,591,850
      LuxN, Inc. (2)                          -                  336,544       1,203,145
      Maple Optical Systems, Inc. (2)         -                2,110,488       2,194,908
      Micro Photonix Integration Corp. (2)    -                  348,360         226,434

    SEMICONDUCTORS                                     34.6%                  70,858,040
                                                                           -------------
      Anadigics, Inc.                         -                   91,400       1,393,850
      Applied Micro Circuits Corp.            -                  325,000       3,679,000
      Clarisay, Inc. (2)                      -                2,861,519       2,618,290
      FEI Co.                                 -                   54,100       1,704,691
      Genesis Microchip, Inc.                 -                  283,300      18,731,796
      GlobespanVirata, Inc.                   -                  490,000       6,345,500
      Kopin Corp.                             -                  564,300       7,900,200
      NETsilicon, Inc. (1)                    -                  600,000       2,310,000
      NuTool, Inc. (2)                        -                  533,503       2,085,996
      O2 Micro International Ltd.             -                   10,000         240,500
      OmniVision Technologies, Inc.           -                  206,100       1,850,778
      Silicon Genesis Corp. (2)               -                  466,670       2,165,349
      Silicon Image, Inc.                     -                  546,800       2,055,968
      TranSwitch Corp.                        -                  554,300       2,494,350
      Virage Logic Corp.                      -                   10,000         192,300
      Zoran Corp.                             -                  462,300      15,089,472

    SERVICES                                            3.8%                   7,866,053
                                                                           -------------
      Globix Corp.                            -                  699,000         102,753
      Innovian Corp. (2)                      -                1,500,000       3,000,000
      TeleCommunication Systems, Inc. - A     -                  874,000       4,763,300

    SOFTWARE                                           12.1%                  24,792,659
                                                                           -------------
      Brio Software, Inc.                     -                  200,000         576,000
      Concord Communications, Inc.            -                  239,000       4,935,350
      Legato Systems, Inc.                    -                  471,400       6,114,058
      NetScreen Technologies, Inc.            -                    2,700          59,751
      Numerical Technologies, Inc.            -                  350,000      12,320,000
      SpeechWorks International, Inc.         -                   70,000         787,500


                 see accompanying notes to financial statements

                                                                    SHARES/
                                  NON-INCOME PRODUCING   %     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS                                       0.6%                     $   1,329,265
      (Cost $1,141,000)                                                          -------------

    NETWORKING                                          0.6%                         1,329,265
                                                                                 -------------
      Cyras Systems, Inc. 4.50% 08/15/2005                         1,141,000         1,329,265

CASH EQUIVALENTS                                       18.0%                        36,817,350
      (Cost $36,817,350)                                                         -------------
      SSgA Prime Money Market Portfolio                            8,314,921         8,314,921
      State Street Bank and Trust Company
      Repurchase Agreement, 0.850% dated
      12/31/2001, to be repurchased at
      $8,502,297 on 01/02/2002,
      collateralized by $6,360,000 U.S.
      Treasury Bond, 8.750% maturing
      08/15/2020 (value $8,673,450)                                8,501,895         8,501,895

      United States Treasury Bill 1.600% 01/24/2002               20,021,000        20,000,534

TOTAL INVESTMENT SECURITIES                           104.6%                       214,401,291
      (Cost $300,480,752)

LIABILITIES IN EXCESS OF OTHER ASSETS                 (4.6)%                       (9,458,329)
                                                                                 -------------

NET ASSETS                                            100.0%                     $ 204,942,962
                                                                                 =============





(1) Affiliated issuer.
(2) Restricted security.

                 see accompanying notes to financial statements

PORTFOLIO OF                                             THE COMMUNICATIONS FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK                                           97.6%               $  70,094,597
      (Cost $167,202,183)                                                  -------------

    COMMUNICATIONS                                     25.8%                  18,542,811
                                                                           -------------
      @Road, Inc.                             -                  147,300         866,124
      Allegiance Telecom, Inc.                -                   89,500         741,955
      Comcast Corp. - A                       -                   43,100       1,551,600
      Cox Communications, Inc. - A            -                   39,700       1,663,827
      Intrado, Inc.                           -                   98,000       2,626,400
      Liberty Media Corp. - A                 -                  156,200       2,186,800
      Metro One Telecommunications, Inc.      -                   32,500         983,125
      Polycom, Inc.                           -                   20,100         684,807
      Raindance Communications, Inc.          -                   98,000         559,580
      Sprint Corp.-PCS Group                  -                   59,000       1,440,190
      ViaSat, Inc.                            -                  154,300       2,407,080
      WebEx Communications, Inc.              -                   84,700       2,104,795
      WorldCom, Inc.-WorldCom Group           -                   51,600         726,528

    COMMUNICATIONS EQUIPMENT                           27.9%                  20,005,335
                                                                           -------------
      Alvarion, Ltd.                          -                   49,500         182,655
      Ceragon Networks Ltd.                   -                   86,200         385,314
      Global Locate, Inc. (2)                 -                1,450,261       1,237,073
      NHC Communications, Inc.                -                  721,000         475,444
      ONI Systems Corp.                       -                    5,000          31,350
      P-Com, Inc.                             -                2,904,000         958,320
      Powerwave Technologies, Inc.            -                   46,100         796,608
      Scientific-Atlanta, Inc.                                    30,000         718,200
      SpectraLink Corp.                       -                  355,550       6,090,571
      Tekelec, Inc.                           -                  100,000       1,811,000
      UTStarcom, Inc.                         -                  256,800       7,318,800

    DEFENSE & AEROSPACE                                 0.8%                     579,700
                                                                           -------------
      Herley Industries, Inc.                 -                   34,100         579,700

    INTERNET                                            1.4%                     993,072
                                                                           -------------
      Earthlink, Inc.                         -                   81,600         993,072

                 see accompanying notes to financial statements

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
NETWORKING                                             16.0%               $  11,458,091
                                                                           -------------
      Enterasys Networks, Inc.                -                  291,000       2,575,350
      Extreme Networks, Inc.                  -                  197,500       2,547,750
      Hybrid Networks, Inc.                   -                  926,200         472,362
      IP Unity, Inc. (2)                      -                1,104,265       1,987,677
      McDATA Corp. - B                        -                   28,000         703,080
      Polaris Networks, Inc. (2)              -                  297,848         297,848
      Redback Networks, Inc.                  -                  100,100         395,395
      Riverstone Networks, Inc.               -                  149,315       2,478,629

    OTHER ELECTRONICS                                   1.3%                     958,129
                                                                           -------------
      Centerpoint Broadband
        Technologies, Inc. (2)                -                   19,290          33,758
      Three-Five Systems, Inc.                -                   58,100         924,371

    PHOTONICS                                           6.7%                   4,844,289
                                                                           -------------
      Aeroflex, Inc.                          -                   73,900       1,398,927
      Luminous Networks, Inc. (2)             -                  868,710         908,149
      LuxN, Inc. (2)                          -                  362,757       1,296,856
      Maple Optical Systems, Inc. (2)         -                1,014,512       1,055,093
      Micro Photonix Integration Corp. (2)    -                  285,022         185,264

    SEMICONDUCTORS                                     13.9%                   9,992,271
                                                                           -------------
      Alpha Industries, Inc.                  -                   54,000       1,177,200
      Anadigics, Inc.                         -                   89,400       1,363,350
      Clarisay, Inc. (2)                      -                2,605,306       2,383,855
      Kopin Corp.                             -                  206,700       2,893,800
      NETsilicon, Inc.                        -                   57,400         220,990
      PMC-Sierra, Inc.                        -                   50,000       1,063,000
      TriQuint Semiconductor, Inc.            -                   72,600         890,076

    SERVICES                                            3.8%                   2,698,769
                                                                           -------------
      Genuity, Inc. - A                       -                  695,900       1,099,522
      Globix Corp.                            -                1,049,000         154,203
      Interliant, Inc.                        -                  637,400         223,154
      TeleCommunication Systems, Inc. - A     -                  224,200       1,221,890

                 see accompanying notes to financial statements

                                                                    SHARES/
                                  NON-INCOME PRODUCING   %     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------
SOFTWARE                                                0.0%                     $      22,130
                                                                                 -------------
      NetScreen Technologies, Inc.            -                        1,000            22,130

CONVERTIBLE BONDS                                       1.4%                         1,000,735
      (Cost $859,000)                                                            -------------

    NETWORKING                                          1.4%                         1,000,735
                                                                                 -------------
      Cyras Systems, Inc. 4.50% 08/15/2005                           859,000         1,000,735

CASH EQUIVALENTS                                        2.0%                         1,427,746
      (Cost $1,427,746)                                                          -------------
      SSgA Prime Money Market Portfolio                            1,427,746         1,427,746

TOTAL INVESTMENT SECURITIES                           101.0%                        72,523,078
      (Cost $169,488,929)

LIABILITIES IN EXCESS OF OTHER ASSETS                 (1.0)%                         (747,761)
                                                                                 -------------

NET ASSETS                                            100.0%                     $  71,775,317
                                                                                 =============



(2) Restricted security.

                 see accompanying notes to financial statements

PORTFOLIO OF                                                 THE E-COMMERCE FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                  NON-INCOME PRODUCING   %       SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK                                           94.4%               $  93,930,709
      (Cost $167,810,152)                                                  -------------

    COMMUNICATIONS                                      7.9%                   7,886,192
                                                                           -------------
      @Road, Inc.                             -                  173,700       1,021,356
      Raindance Communications, Inc.          -                  709,600       4,051,816
      WebEx Communications, Inc.              -                  113,200       2,813,020

    INTERNET                                            0.1%                      99,510
                                                                           -------------
      AOL Time Warner, Inc.                   -                    3,100          99,510

    SERVICES                                            8.6%                   8,586,339
                                                                           -------------
      ePlus, Inc.                             -                  274,000       2,616,700
      Globix Corp.                            -                1,011,000         148,617
      Interliant, Inc.                        -                  918,000         321,392
      PEC Solutions, Inc.                     -                   75,400       2,835,794
      SkillSoft Corp.                         -                   30,000         777,600
      SunGard Data Systems, Inc.              -                   65,200       1,886,236

    SOFTWARE                                           77.8%                  77,358,668
                                                                           -------------
      Adobe Systems, Inc.                                        144,300       4,480,515
      Agile Software Corp.                    -                  146,000       2,514,120
      BEA Systems, Inc.                       -                  221,600       3,412,640
      Check Point Software Technologies Ltd.  -                   76,400       3,047,596
      Concord EFS, Inc.                       -                   79,700       2,612,566
      i2 Technologies, Inc.                   -                  343,100       2,710,490
      Interwoven, Inc.                        -                  100,000         974,000
      Macromedia, Inc.                        -                  170,000       3,026,000
      Manhattan Associates, Inc.              -                   59,900       1,746,085
      Manugistics Group, Inc.                 -                  111,500       2,350,420
      Mercury Interactive Corp.               -                   30,100       1,022,798
      Micromuse, Inc.                         -                   98,400       1,476,000
      Microsoft Corp.                         -                   79,900       5,293,375
      NetIQ Corp.                             -                   60,500       2,133,230
      NetScreen Technologies, Inc.            -                    1,300          28,769
      Oracle Corp.                            -                  193,500       2,672,235
      PeopleSoft, Inc.                        -                  207,700       8,349,540
      Retalix Ltd.                            -                   46,450         763,136

                 see accompanying notes to financial statements

                                                                    SHARES/
                                  NON-INCOME PRODUCING   %     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------
      Retek, Inc.                             -                      120,900     $   3,611,283
      SAP AG - ADR                                                    55,300         1,765,729
      Siebel Systems, Inc.                    -                      118,900         3,326,822
      Symantec Corp.                          -                       38,500         2,553,705
      VeriSign, Inc.                          -                      100,400         3,819,216
      VERITAS Software Corp.                  -                       82,400         3,693,992
      Vignette Corp.                          -                      175,100           940,287
      Websense, Inc.                          -                      281,700         9,034,119

CASH EQUIVALENTS                                        6.4%                         6,382,147
      (Cost $6,382,147)                                                          -------------
      SSgA Prime Money Market Portfolio                            4,004,670         4,004,670
      State Street Bank and Trust Company
      Repurchase Agreement, 0.850% dated
      12/31/2001, to be repurchased at
      $2,377,590 on 01/02/2002,
      collateralized by $2,055,000 U.S.
      Treasury Bond, 7.500% maturing
      11/15/2016 (value $2,428,428)                                2,377,477         2,377,477

TOTAL INVESTMENT SECURITIES                           100.8%                       100,312,856
      (Cost $174,192,299)

LIABILITIES IN EXCESS OF OTHER ASSETS                 (0.8)%                         (853,735)
                                                                                 -------------
NET ASSETS                                            100.0%                       $99,459,121
                                                                                 =============



ADR American Depositary Receipts.

                 see accompanying notes to financial statements

PORTFOLIO OF                                              GLOBAL TECHNOLOGY FUND
INVESTMENTS                                                    DECEMBER 31, 2001

                                               NON-INCOME PRODUCING   %       SHARES        VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK                                                        92.0%               $  48,731,993
      (Cost $66,045,500)                                                                -------------

    COMMUNICATIONS                                                   7.9%                   4,157,600
                                                                                        -------------
      Liberty Media Corp. - A                       -                         180,100       2,521,400
      Nippon Telegraph & Telephone Corp. - ADR                                101,000       1,636,200

    COMMUNICATIONS EQUIPMENT                                        21.4%                  11,329,100
                                                                                        -------------
      Alvarion, Ltd.                                -                         466,200       1,720,278
      Ceragon Networks Ltd.                         -                         471,400       2,107,158
      NHC Communications, Inc.                      -                         358,800         236,601
      Nokia Corp. - ADR                                                        69,700       1,709,741
      Telefonaktiebolaget LM Ericsson - ADR                                   207,600       1,083,672
      UTStarcom, Inc.                               -                         156,900       4,471,650

    ELECTRONIC DESIGN AUTOMATION                                     6.2%                   3,296,106
                                                                                        -------------
      Synopsys, Inc.                                -                          55,800       3,296,106

    NETWORKING                                                       5.6%                   2,944,420
                                                                                        -------------
      Cisco Systems, Inc.                           -                          80,000       1,448,800
      Extreme Networks, Inc.                        -                         102,300       1,319,670
      Hybrid Networks, Inc.                         -                         345,000         175,950

    PHOTONICS                                                        5.0%                   2,667,237
                                                                                        -------------
      Aeroflex, Inc.                                -                         140,900       2,667,237

    SEMICONDUCTOR EQUIPMENT                                          3.8%                   1,990,724
                                                                                        -------------
      ASM Lithography Holding N.V.                  -                         116,758       1,990,724

    SEMICONDUCTORS                                                  21.8%                  11,570,997
                                                                                        -------------
      ARM Holdings Plc - ADR                        -                         162,400       2,531,816
      EPCOS AG - ADR                                -                          18,900         946,701
      Kopin Corp.                                   -                         145,700       2,039,800
      O2 Micro International Ltd.                   -                          78,600       1,890,330
      PMC-Sierra, Inc.                              -                          46,500         988,590
      United Microelectronics Corp. - ADR           -                         330,600       3,173,760

                 see accompanying notes to financial statements

                                                                      SHARES/
                                     NON-INCOME PRODUCING   %     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------
SERVICES                                                  11.8%                     $  6,255,303
                                                                                    ------------
      Amkor Technology, Inc.                     -                    205,500          3,294,165
      Taiwan Semiconductor
        Manufacturing Co. - ADR                  -                    172,460          2,961,138

    SOFTWARE                                               8.5%                        4,520,506
                                                                                    ------------
       Check Point Software Technologies Ltd.    -                     41,600          1,659,424
      ILOG SA - ADR                              -                     41,700            481,635
      Retalix Ltd.                               -                     25,500            418,945
      SAP AG - ADR                                                     61,400          1,960,502

CASH EQUIVALENTS                                           7.6%                        4,041,578
      (Cost $4,041,578)                                                             ------------
      SSgA Prime Money Market Portfolio                             2,109,785          2,109,785
      State Street Bank and Trust Company
      Repurchase Agreement, 0.850% dated
      12/31/2001, to be repurchased at
      $1,931,884 on 01/02/2002,
      collateralized by $1,825,000 U.S.
      Treasury Bond, 6.250% maturing
      05/15/2030 (value $1,972,376)                                 1,931,793          1,931,793

TOTAL INVESTMENT SECURITIES                               99.6%                       52,773,571
      (Cost $70,087,078)

OTHER ASSETS IN EXCESS OF LIABILITIES                      0.4%                          207,244
                                                                                    ------------

NET ASSETS                                               100.0%                     $ 52,980,815
                                                                                    ============


ADR American Depositary Receipts.

                 see accompanying notes to financial statements

                                   [GRAPHIC]

STATEMENTS OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 2001

                                                     TECHNOLOGY           TECHNOLOGY        TECHNOLOGY
                                                        VALUE               LEADERS         INNOVATORS
                                                        FUND                 FUND              FUND
==========================================================================================================
ASSETS
Investment securities:
   At acquisition cost                              $ 2,652,431,932    $   375,854,722    $   300,480,752
                                                    ======================================================
   At market value (Note 2)                         $ 1,447,709,748    $   242,889,027    $   214,401,291
Cash                                                         95,563            148,493             24,656
Receivable for capital shares sold                        2,695,809            315,038            941,381
Receivable for securities sold                           12,214,635                 --            541,182
Receivables from dividends and interest                     558,352             70,670             34,819
Deferred trustee compensation (Note 5)                       21,132             21,132             21,132
                                                    -----------------------------------------------------
   TOTAL ASSETS                                       1,463,295,239        243,444,360        215,964,461
                                                    -----------------------------------------------------
LIABILITIES
Payable for capital shares redeemed                       6,338,822          1,618,825            576,124
Payable for securities purchased                          4,687,001            105,258         10,091,546
Payable to affiliates (Note 4)                            2,379,669            416,677            332,697
Payable for trustee compensation                             21,132             21,132             21,132
                                                    -----------------------------------------------------
   TOTAL LIABILITIES                                     13,426,624          2,161,892         11,021,499
                                                    -----------------------------------------------------
NET ASSETS                                          $ 1,449,868,615    $   241,282,468    $   204,942,962
                                                    ======================================================
Net assets consist of:
   Paid-in-capital                                  $ 3,798,737,977    $   549,159,736    $   505,915,068
   Accumulated net realized losses
   from security transactions                        (1,144,147,178)      (174,911,573)      (214,892,645)
   Net unrealized depreciation
   on investments                                    (1,204,722,184)      (132,965,695)       (86,079,461)
                                                    -----------------------------------------------------
NET ASSETS                                          $ 1,449,868,615    $   241,282,468    $   204,942,962
                                                    ======================================================
Shares of beneficial interest
   outstanding (unlimited number of
   shares authorized, no par value)                      35,149,329         12,794,718         12,498,331
                                                    ======================================================
Net asset value, redemption price,
   and offering price per share (Note 2)            $         41.25    $         18.86    $         16.40
                                                    ======================================================


                 see accompanying notes to financial statements

                                                       THE                 THE            GLOBAL
                                                 COMMUNICATIONS        E-COMMERCE       TECHNOLOGY
                                                      FUND                FUND             FUND
====================================================================================================
ASSETS
Investment securities:
   At acquisition cost                              $ 169,488,929    $ 174,192,299    $  70,087,078
                                                    ================================================
   At market value (Note 2)                         $  72,523,078    $ 100,312,856    $  52,773,571
Cash                                                        1,801           83,407           26,740
Receivable for capital shares sold                        299,671          235,445           70,585
Receivable for securities sold                                 --          242,722        1,968,318
Receivables from dividends and interest                   139,686           52,327              290
Deferred trustee compensation (Note 5)                     21,132           21,132           10,998
                                                    ------------------------------------------------
   TOTAL ASSETS                                        72,985,368      100,947,889       54,850,502
                                                    ------------------------------------------------
LIABILITIES
Payable for capital shares redeemed                       546,388          447,646          189,869
Payable for securities purchased                          508,085          853,681        1,580,109
Payable to affiliates (Note 4)                            134,446          166,309           88,711
Payable for trustee compensation                           21,132           21,132           10,998
                                                    ------------------------------------------------
   TOTAL LIABILITIES                                    1,210,051        1,488,768        1,869,687
                                                    ------------------------------------------------
NET ASSETS                                          $  71,775,317    $  99,459,121    $  52,980,815
                                                    ================================================
Net assets consist of:
   Paid-in-capital                                  $ 505,642,921    $ 495,570,138    $ 121,648,012
   Accumulated net realized losses
     from security transactions                      (336,901,753)    (322,231,574)     (51,353,690)
   Net unrealized depreciation
     on investments                                   (96,965,851)     (73,879,443)     (17,313,507)
                                                    ------------------------------------------------
NET ASSETS                                          $  71,775,317    $  99,459,121    $  52,980,815
                                                    ================================================
Shares of beneficial interest
   outstanding (unlimited number of
   shares authorized, no par value)                    21,578,371       29,835,395       10,306,215
                                                    ================================================
Net asset value, redemption price,
   and offering price per share (Note 2)            $        3.33    $        3.33    $        5.14
                                                    ================================================


                 see accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                            TECHNOLOGY         TECHNOLOGY          TECHNOLOGY
                                               VALUE             LEADERS           INNOVATORS
                                               FUND               FUND                FUND
================================================================================================
INVESTMENT INCOME
   Interest                                $     6,572,892    $       832,786    $       582,402
   Dividends*                                    4,865,864            414,887             29,498
   Other income (A)                              1,000,694             57,333            465,003
                                           -----------------------------------------------------
     TOTAL INVESTMENT INCOME                    12,439,450          1,305,006          1,076,903
                                           -----------------------------------------------------
EXPENSES
   Investment advisory fees (Note 4)            28,758,976          5,082,411          3,116,974
   Administrative fees (Note 4)                  6,601,795          1,451,629            924,324
                                           -----------------------------------------------------
     TOTAL EXPENSES                             35,360,771          6,534,040          4,041,298
                                           -----------------------------------------------------
NET INVESTMENT LOSS                            (22,921,321)        (5,229,034)        (2,964,395)
                                           -----------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized losses from:
     Security transactions and
        foreign currency                    (1,129,943,990)      (137,467,049)      (172,145,877)
     Purchased options                                  --                 --           (491,689)
   Net change in unrealized appreciation
     (depreciation) on investments            (252,434,978)       (85,118,190)        79,969,140
                                           -----------------------------------------------------
NET REALIZED AND UNREALIZED
   LOSSES ON INVESTMENTS                    (1,382,378,968)      (222,585,239)       (92,668,426)
                                           -----------------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS                         $(1,405,300,289)   $  (227,814,273)   $   (95,632,821)
                                           ======================================================

*  Net of foreign tax withholding          $       284,027    $        25,311    $         4,960
                                           ======================================================

(A)  Other income includes compensation received for securities loaned.

                 see accompanying notes to financial statements

                                                 THE               THE           GLOBAL
                                           COMMUNICATIONS      E-COMMERCE      TECHNOLOGY
                                                FUND              FUND            FUND
================================================================================================
INVESTMENT INCOME
   Interest                                $     264,353    $     349,641    $     582,353
   Dividends*                                     42,754            3,646          151,769
   Other income (A)                            1,433,335          573,333               --
                                           -----------------------------------------------
     TOTAL INVESTMENT INCOME                   1,740,442          926,620          734,122
                                           -----------------------------------------------
EXPENSES
   Investment advisory fees (Note 4)           1,904,451        1,700,412        1,106,188
   Administrative fees (Note 4)                  565,358          509,531          331,857
                                           -----------------------------------------------
     TOTAL EXPENSES                            2,469,809        2,209,943        1,438,045
                                           -----------------------------------------------
NET INVESTMENT LOSS                             (729,367)      (1,283,323)        (703,923)
                                           -----------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized losses from:
     Security transactions and
        foreign currency                    (328,992,192)    (282,857,197)     (51,356,008)
     Purchased options                          (227,390)              --               --
   Net change in unrealized appreciation
     on investments                          183,877,430      177,334,260        1,053,685
                                           -----------------------------------------------

NET REALIZED AND UNREALIZED
   LOSSES ON INVESTMENTS                    (145,342,152)    (105,522,937)     (50,302,323)
                                           -----------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS                         $(146,071,519)   $(106,806,260)   $ (51,006,246)
                                           ================================================

*  Net of foreign tax withholding          $       4,498    $          --    $      20,559
                                           ================================================

(A)  Other income includes compensation received for securities loaned.


                 see accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                    FOR THE YEARS ENDED DECEMBER 31, 2001, AND DECEMBER 31, 2000

                                                                    TECHNOLOGY VALUE FUND
                                                                    ---------------------
                                                                    YEAR               YEAR
                                                                    ENDED              ENDED
                                                                  12/31/01           12/31/00
==================================================================================================
FROM OPERATIONS:
   Net investment loss                                         $   (22,921,321)   $   (46,495,847)
   Net realized gains (losses) from security
     transactions and foreign currency                          (1,129,943,990)       442,813,389
   Net change in unrealized depreciation on investments           (252,434,978)    (1,449,976,800)
                                                               -----------------------------------
   Net decrease in net assets from operations                   (1,405,300,289)    (1,053,659,258)
                                                               -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                               --               --
   From net realized gains                                         (13,701,143)      (297,957,266)
   In excess of net realized gains                                        --                 --
                                                               -----------------------------------
   Decrease in net assets from distributions to shareholders       (13,701,143)      (297,957,266)
                                                               -----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                       674,483,205      5,568,880,626
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                  13,385,838        276,872,414
   Payments for shares redeemed (A)                               (849,768,278)    (2,818,986,466)
                                                               -----------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                           (161,899,235)     3,026,766,574
                                                               -----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (1,580,900,667)     1,675,150,050

NET ASSETS:
   Beginning of year                                             3,030,769,282      1,355,619,232
                                                               -----------------------------------
   End of year                                                 $ 1,449,868,615    $ 3,030,769,282
                                                               ==================================

UNDISTRIBUTED NET INVESTMENT INCOME:                           $            --    $        (9,470)
                                                               ==================================

CAPITAL SHARE ACTIVITY:
   Shares sold                                                      11,804,972         48,699,609
   Shares issued in reinvestment of distributions
     to shareholders                                                   318,313          3,394,694
   Shares redeemed                                                 (17,748,788)       (26,295,953)
                                                               -----------------------------------
   Net increase (decrease) in shares outstanding                    (5,625,503)        25,798,350
   Shares outstanding, beginning of year                            40,774,832         14,976,482
                                                               -----------------------------------
   Shares outstanding, end of year                                  35,149,329         40,774,832
                                                               ==================================

(A)  Net of redemption fees of $4,285,905 and $3,572,667, respectively.


                 see accompanying notes to financial statements

                                                                   TECHNOLOGY LEADERS FUND
                                                                   -----------------------
                                                                    YEAR             YEAR
                                                                   ENDED            ENDED
                                                                  12/31/01         12/31/00
==============================================================================================
FROM OPERATIONS:
   Net investment loss                                         $  (5,229,034)   $ (10,306,127)
   Net realized losses from security
     transactions and foreign currency                          (137,467,049)     (37,423,324)
   Net change in unrealized depreciation on investments          (85,118,190)    (197,971,370)
                                                               -------------------------------
   Net decrease in net assets from operations                   (227,814,273)    (245,700,821)
                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                             --               --
   From net realized gains                                                --         (222,334)
   In excess of net realized gains                                        --               --
                                                               -------------------------------
   Decrease in net assets from distributions to shareholders              --         (222,334)
                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     101,269,392      989,601,124
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                        --          206,176
   Payments for shares redeemed (A)                             (149,404,004)    (622,241,464)
                                                               -------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                          (48,134,612)     367,565,836
                                                               -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (275,948,885)     121,642,681
NET ASSETS:
   Beginning of year                                             517,231,353      395,588,672
                                                               -------------------------------
   End of year                                                 $ 241,282,468      517,231,353
                                                               ===============================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --    $          --
                                                               ===============================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                     4,009,906       19,175,536
   Shares issued in reinvestment of distributions
     to shareholders                                                      --            5,574
   Shares redeemed                                                (6,498,090)     (12,751,662)
                                                               -------------------------------
   Net increase (decrease) in shares outstanding                  (2,488,184)       6,429,448
   Shares outstanding, beginning of year                          15,282,902        8,853,454
                                                               -------------------------------
   Shares outstanding, end of year                                12,794,718       15,282,902
                                                               ===============================

(A)  Net of redemption fees of $701,125 and $509,572, respectively.


                 see accompanying notes to financial statements

                                                                 TECHNOLOGY INNOVATORS FUND
                                                                 --------------------------
                                                                  YEAR               YEAR
                                                                  ENDED              ENDED
                                                                12/31/01           12/31/00
==============================================================================================
FROM OPERATIONS:
   Net investment loss                                         $  (2,964,395)   $ (11,058,937)
   Net realized gains (losses) from security transactions
     and foreign currency                                       (172,637,566)      93,392,278
   Net change in unrealized appreciation (depreciation)
     on investments                                               79,969,140     (348,777,772)
                                                               -------------------------------
   Net decrease in net assets from operations                    (95,632,821)    (266,444,431)
                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                             --               --
   From net realized gains                                                --      (90,694,453)
   In excess of net realized gains                                        --               --
                                                               -------------------------------
   Decrease in net assets from distributions to shareholders              --      (90,694,453)
                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      95,002,548      619,338,228
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                        --       84,828,937
   Payments for shares redeemed (A)                              (94,865,293)    (650,525,771)
                                                                ------------------------------
   Net increase in net assets from capital
     share transactions                                              137,255       53,641,394
                                                                ------------------------------
TOTAL DECREASE IN NET ASSETS                                     (95,495,566)    (303,497,490)
NET ASSETS:
   Beginning of year                                             300,438,528      603,936,018
                                                               -------------------------------
   End of year                                                 $ 204,942,962      300,438,528
                                                               ===============================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --    $      (1,618)
                                                               ===============================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                     5,557,602       10,126,806
   Shares issued in reinvestment of
     distributions to shareholders                                        --        3,219,315
   Shares redeemed                                                (6,048,361)     (12,593,197)
                                                               -------------------------------
   Net increase (decrease) in shares outstanding                    (490,759)         752,924
   Shares outstanding, beginning of year                          12,989,090       12,236,166
                                                               -------------------------------
   Shares outstanding, end of year                                12,498,331       12,989,090
                                                               ===============================

(A)  Net of redemption fees of $300,262 and $145,872, respectively.


                 see accompanying notes to financial statements

                                                                    THE COMMUNICATIONS FUND
                                                                    -----------------------
                                                                    YEAR               YEAR
                                                                    ENDED              ENDED
                                                                  12/31/01           12/31/00
==============================================================================================
FROM OPERATIONS:
   Net investment loss                                         $    (729,367)   $  (7,552,229)
   Net realized gains (losses) from security transactions
     and foreign currency                                       (329,219,582)       3,058,969
   Net change in unrealized appreciation (depreciation)
     on investments                                              183,877,430     (313,538,819)
                                                               -------------------------------
   Net decrease in net assets from operations                   (146,071,519)    (318,032,079)
                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                             --               --
   From net realized gains                                                --       (2,282,632)
   In excess of net realized gains                                        --               --
                                                               -------------------------------
   Decrease in net assets from distributions to shareholders              --       (2,282,632)
                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      26,936,595      884,622,264
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                      --          2,311,594
   Payments for shares redeemed (A)                              (70,248,756)    (487,615,494)
                                                               -------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                          (43,312,161)     399,318,364
                                                               -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (189,383,680)      79,003,653
NET ASSETS:
   Beginning of year                                             261,158,997      182,155,344
                                                               -------------------------------
   End of year                                                 $  71,775,317      261,158,997
                                                               ===============================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --    $          --
                                                               ===============================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                     5,022,163       48,881,903
   Shares issued in reinvestment of
     distributions to shareholders                                        --          245,080
   Shares redeemed                                               (14,238,794)     (30,768,169)
                                                               -------------------------------
   Net increase (decrease) in shares outstanding                  (9,216,631)      18,358,814
   Shares outstanding, beginning of year                          30,795,002       12,436,188
                                                               -------------------------------
   Shares outstanding, end of year                                21,578,371       30,795,002
                                                               ===============================

(A)  Net of redemption fees of $189,704 and $729,018, respectively.


                 see accompanying notes to financial statements

                                                                      THE E-COMMERCE FUND
                                                                      -------------------
                                                                   YEAR               YEAR
                                                                   ENDED              ENDED
                                                                 12/31/01           12/31/00
===============================================================================================
FROM OPERATIONS:
   Net investment loss                                         $  (1,283,323)   $  (6,732,444)
   Net realized losses from security transactions
     and foreign currency                                       (282,857,197)     (32,974,416)
   Net change in unrealized appreciation (depreciation)
     on investments                                              177,334,260     (302,828,138)
                                                               -------------------------------
   Net decrease in net assets from operations                   (106,806,260)    (342,534,998)
                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                             --          (14,607)
   From net realized gains                                                --       (1,740,924)
   In excess of net realized gains                                        --               --
                                                               -------------------------------
   Decrease in net assets from distributions to shareholders              --       (1,755,531)
                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      23,843,608      597,041,880
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                        --        1,800,522
   Payments for shares redeemed (A)                              (34,124,525)    (336,691,133)
                                                               -------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                          (10,280,917)     262,151,269
                                                               -------------------------------
TOTAL DECREASE IN NET ASSETS                                    (117,087,177)     (82,139,260)
NET ASSETS:
   Beginning of period                                           216,546,298      298,685,558
   End of period                                               $  99,459,121      216,546,298
                                                               ===============================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --    $          --
                                                               ===============================
CAPITAL SHARE ACTIVITY:
   Shares sold                                                     6,484,045    $  39,535,611
   Shares issued in reinvestment of
     distributions to shareholders                                        --          238,479
   Shares redeemed                                                (9,314,135)     (27,203,013)
                                                               -------------------------------
   Net increase (decrease) in shares outstanding                  (2,830,090)      12,571,077
   Shares outstanding, beginning of period                        32,665,485       20,094,408
                                                               -------------------------------
   Shares outstanding, end of period                              29,835,395       32,665,485
                                                               ===============================

(A)  Net of redemption fees of $99,035 and $567,997, respectively.


                 see accompanying notes to financial statements

                                                                   GLOBAL TECHNOLOGY FUND
                                                                   ----------------------
                                                                   YEAR             PERIOD
                                                                   ENDED             ENDED
                                                                 12/31/01         12/31/00(B)
==============================================================================================
FROM OPERATIONS:
   Net investment income (loss)                                $    (703,923)         520,974
   Net realized losses from security transactions
     and foreign currency                                        (51,356,008)              --
   Net change in unrealized appreciation
     (depreciation) on investments                                 1,053,685      (18,367,192)
                                                               -------------------------------
   Net decrease in net assets from operations                    (51,006,246)     (17,846,218)
                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                             --         (484,797)
   From net realized gains                                                --               --
   In excess of net realized gains                                        --               --
                                                               -------------------------------
   Decrease in net assets from distributions to shareholders              --         (484,797)
                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      21,391,878      160,630,050
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                        --          477,470
   Payments for shares redeemed (A)                              (42,694,824)     (17,486,498)
                                                               -------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                          (21,302,946)     143,621,022
                                                               -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (72,309,192)     125,290,007
NET ASSETS:
   Beginning of period                                           125,290,007               --
                                                               -------------------------------
   End of period                                               $  52,980,815      125,290,007
                                                               ===============================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --            3,722
                                                               ===============================
CAPITAL SHARE ACTIVITY:
Shares sold                                                        3,381,949       16,202,949
   Shares issued in reinvestment of
distributions to shareholders                                             --           50,958
   Shares redeemed                                                (7,401,585)      (1,928,056)
                                                               -------------------------------
   Net increase (decrease) in shares outstanding                  (4,019,636)      14,325,851
   Shares outstanding, beginning of period                        14,325,851               --
                                                               -------------------------------
   Shares outstanding, end of period                              10,306,215       14,325,851
                                                               ===============================

(A)  Net of redemption fees of $405,650 and $219,167, respectively.
(B) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.


                 see accompanying notes to financial statements

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND*
 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR             YEAR               YEAR           YEAR          YEAR
                                               ENDED            ENDED             ENDED          ENDED         ENDED
                                             12/31/01         12/31/00          12/31/99       12/31/98      12/31/97
======================================================================================================================
Net asset value at beginning
   of year                                  $   74.33         $  90.52         $  32.24       $  26.06       $  26.66
                                            --------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                         (0.65)           (1.14)           (0.35)         (0.59)         (0.26)
   Net realized and unrealized
     gains (losses) on investments            (32.16)           (7.29)            61.36           6.77           1.90
                                            --------------------------------------------------------------------------
Total from investment operations              (32.81)           (8.43)            61.01           6.18           1.64
                                            --------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                        --               --               --             --             --
   Distributions from net realized
     gains                                     (0.38)           (7.86)           (2.71)             --         (1.80)
   Distributions in excess of net
     realized gains                                --               --           (0.02)             --         (0.44)
                                            --------------------------------------------------------------------------
Total distributions                            (0.38)           (7.86)           (2.73)             --         (2.24)
                                            --------------------------------------------------------------------------
Paid-in capital from redemption
   fees (Note 2)                                 0.11             0.10               --             --             --
                                            --------------------------------------------------------------------------
Net asset value at end of year              $   41.25         $  74.33         $  90.52       $  32.24       $  26.06
                                            ==========================================================================
Total return                                 (44.00%)          (9.97%)          190.40%         23.71%          6.46%
                                            ==========================================================================
Net assets at end of
   year (millions)                          $ 1,449.9         $3,030.8         $1,355.6       $  178.1       $  194.4
                                            ==========================================================================
Ratio of expenses to average
   net assets                                   1.84%            1.83%            1.91%          1.95%          1.93%
Ratio of net investment loss
   to average net assets                      (1.20%)          (1.29%)          (1.27%)        (1.80%)        (1.43%)
Portfolio turnover rate                           57%              59%              41%           126%           101%

*Investor Class


                 see accompanying notes to financial statements

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                             YEAR          YEAR         YEAR         YEAR         PERIOD
                                             ENDED         ENDED       ENDED        ENDED         ENDED
                                            12/31/01      12/31/00    12/31/99     12/31/98     12/31/97(A)
===========================================================================================================
Net asset value at beginning
     of period                             $   33.84     $   44.68    $  17.94     $  10.07     $   10.00
                                           ----------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)               (0.41)        (0.67)      (0.17)       (0.09)          0.01
   Net realized and unrealized
     gains (losses) on investments           (14.62)       (10.19)       27.40         7.96          0.06
                                           ----------------------------------------------------------------
Total from investment operations             (15.03)       (10.86)       27.23         7.87          0.07
                                           ----------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                       --            --          --           --            --
   Distributions from net realized
     gains                                        --        (0.01)      (0.49)           --            --
   Distributions in excess of net
     realized gains                               --            --          --           --            --
                                           ----------------------------------------------------------------
Total distributions                               --        (0.01)      (0.49)           --            --
                                           ----------------------------------------------------------------
Paid-in capital from redemption
   fees (Note 2)                                0.05          0.03          --           --            --
                                           ----------------------------------------------------------------
Net asset value at end of period           $   18.86     $   33.84    $  44.68     $  17.94     $   10.07
                                           ================================================================
Total return                                (44.27%)      (24.23%)     152.58%       78.15%      0.70%(B)
                                           ================================================================
Net assets at end of
   period (millions)                       $   241.3     $  517.2     $ 395.6     $   42.8     $     3.6
                                           ================================================================
Ratio of expenses to average
   net assets                                  1.93%         1.90%       1.94%        1.94%      1.80%(C)
Ratio of net investment income (loss)
   to average net assets                     (1.54%)       (1.44%)     (1.27%)      (1.03%)      1.77%(C)
Portfolio turnover rate                          44%           35%         16%         105%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.


                 see accompanying notes to financial statements

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                             YEAR         YEAR          YEAR          PERIOD
                                                            ENDED        ENDED         ENDED          ENDED
                                                         12/31/01       12/31/00      12/31/99      12/31/98(A)
===============================================================================================================
Net asset value at beginning of period                  $   23.13      $   49.36     $    16.01     $    10.00
                                                        -------------------------------------------------------
Income from investment operations:
   Net investment loss                                     (0.24)         (0.85)         (0.06)         (0.01)
   Net realized and unrealized gains (losses)
     on investments                                        (6.51)        (16.84)         33.98            6.02
                                                        -------------------------------------------------------
Total from investment operations                           (6.75)        (17.69)         33.92            6.01
                                                        -------------------------------------------------------
Less distributions:
   Dividends from net investment income                        --             --             --             --
   Distributions from net realized gains                       --         (8.55)         (0.57)             --
   Distributions in excess of net realized gains               --             --             --             --
                                                        -------------------------------------------------------
Total distributions                                            --         (8.55)         (0.57)             --
                                                        -------------------------------------------------------
Paid-in capital from redemption fees (Note 2)                0.02           0.01             --             --
                                                        -------------------------------------------------------

Net asset value at end of period                        $   16.40      $   23.13     $    49.36     $    16.01
                                                        =======================================================

Total return                                             (29.10%)       (37.94%)        212.34%      60.10%(B)
                                                        =======================================================
Net assets at end of period (millions)                  $   204.9      $   300.4      $   603.9      $     6.5
                                                        =======================================================
Ratio of expenses to average net assets                     1.94%          1.90%          1.93%       1.92%(C)

Ratio of net investment loss
   to average net assets                                  (1.43%)        (1.51%)        (0.59%)     (0.59%)(C)

Portfolio turnover rate                                       63%            89%            44%           188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.


                 see accompanying notes to financial statements

    FINANCIAL HIGHLIGHTS - THE COMMUNICATIONS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                            YEAR               YEAR            PERIOD
                                                            ENDED              ENDED            ENDED
                                                          12/31/01           12/31/00        12/31/99(A)
========================================================================================================
Net asset value at beginning of period                $    8.48             $   14.65        $     10.00
                                                      --------------------------------------------------

Income from investment operations:
   Net investment loss                                   (0.03)                (0.25)          (0.00)(B)
   Net realized and unrealized gains (losses)
     on investments                                      (5.13)                (5.87)              4.65
                                                      --------------------------------------------------
Total from investment operations                         (5.16)                (6.12)               4.65
                                                      --------------------------------------------------
Less distributions:
   Dividends from net investment income                      --                    --                 --
   Distributions from net realized gains                     --                (0.07)                 --
   Distributions in excess of net realized gains             --                    --                 --
                                                      --------------------------------------------------
Total distributions                                          --                (0.07)                 --
                                                      --------------------------------------------------
Paid-in capital from redemption fees (Note 2)              0.01                  0.02                 --
                                                      --------------------------------------------------
Net asset value at end of period                      $    3.33             $    8.48        $     14.65
                                                      ===================================================

Total return                                           (60.73%)              (41.68%)          46.50%(C)
                                                      ===================================================
Net assets at end of period (millions)                $    71.8             $   261.2        $     182.2
                                                      ===================================================
Ratio of expenses to average net assets                   1.95%                 1.91%           1.95%(D)

Ratio of net investment loss
   to average net assets                                (0.57%)               (1.43%)         (0.30%)(D)

Portfolio turnover rate                                     64%                   98%                 0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)  Amount is less than $0.01.
(C)  Not annualized.
(D)  Annualized.


                 see accompanying notes to financial statements

FINANCIAL HIGHLIGHTS - THE e-COMMERCE FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                         YEAR                YEAR                PERIOD
                                                         ENDED               ENDED               ENDED
                                                       12/31/01            12/31/00            12/31/99(A)
==========================================================================================================
Net asset value at beginning of period               $    6.63            $    14.86           $    10.00
                                                     -----------------------------------------------------

Income from investment operations:
   Net investment income (loss)                         (0.04)                (0.21)              0.00(B)
   Net realized and unrealized gains (losses)
     on investments                                     (3.26)                (7.99)                 4.86
                                                     -----------------------------------------------------
Total from investment operations                        (3.30)                (8.20)                 4.86
                                                     -----------------------------------------------------

Less distributions:
   Dividends from net investment income                     --             (0.00)(B)                   --
   Distributions from net realized gains                    --                (0.05)                   --
   Distributions in excess of net realized gains            --                    --                   --
                                                     -----------------------------------------------------
Total distributions                                         --                (0.05)                   --
                                                     -----------------------------------------------------
Paid-in capital from redemption fees (Note 2)          0.00(B)                  0.02                   --
                                                     -----------------------------------------------------
Net asset value at end of period                     $    3.33            $     6.63           $    14.86
                                                     =====================================================

Total return                                          (49.77%)              (55.08%)            48.60%(C)
                                                     =====================================================
Net assets at end of period (millions)               $    99.5            $    216.5           $    298.7
                                                     =====================================================
Ratio of expenses to average net assets                  1.95%                 1.92%             1.95%(D)

Ratio of net investment income (loss)
   to average net assets                               (1.13%)               (1.44%)             0.05%(D)

Portfolio turnover rate                                    67%                   73%                   0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)  Amount is less than $0.01.
(C)  Not annualized.
(E)  Annualized.


                 see accompanying notes to financial statements

FINANCIAL HIGHLIGHTS - GLOBAL TECHNOLOGY FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                                          YEAR               PERIOD
                                                                         ENDED                ENDED
                                                                       12/31/01            12/31/00(A)
======================================================================================================
Net asset value at beginning of period                                 $   8.75          $    10.00
                                                                       -------------------------------

Income from investment operations:
   Net investment income (loss)                                           (0.07)                 0.04
   Net realized and unrealized losses
     on investments                                                       (3.57)               (1.28)
                                                                       -------------------------------
Total from investment operations                                          (3.64)               (1.24)
                                                                       -------------------------------
Less distributions:
   Dividends from net investment income                                       --               (0.03)
   Distributions from net realized gains                                      --                   --
   Distributions in excess of net realized gains                              --                   --
                                                                       -------------------------------
Total distributions                                                           --               (0.03)
                                                                       -------------------------------
Paid-in capital from redemption fees (Note 2)                               0.03                 0.02
                                                                       -------------------------------
Net asset value at end of period                                       $    5.14         $      8.75
                                                                       ===============================

Total return                                                            (41.26%)          (12.18%)(B)
                                                                       ===============================
Net assets at end of period (millions)                                 $    53.0         $      125.3
                                                                       ===============================
Ratio of expenses to average net assets                                    1.95%             1.95%(C)

Ratio of net investment income (loss)
   to average net assets                                                 (0.95%)             1.66%(C)

Portfolio turnover rate                                                      67%                   0%

(A) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.
(B)  Not annualized.
(C)  Annualized.


                 see accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2001

1. Organization

Each of Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund (the "Funds") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The inception date for each Fund (the date on which a net asset value was first determined for that Fund) is as follows:

        FUND                        INCEPTION DATE
        ----                        --------------
        Technology Value Fund       May 20, 1994*
        Technology Leaders Fund     December 10, 1997
        Technology Innovators Fund  May 20, 1998
        The Communications Fund     September 30, 1999
        The e-Commerce Fund         September 30, 1999
        Global Technology Fund      September 29, 2000

* Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Technology Value Fund Advisor Class commenced operations February 1, 2002.

Each Fund's investment objective is long-term growth of capital.

Technology Value Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.) (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

Technology Leaders Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Technology Innovators Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high technology companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to introduce "breakthrough" products in the fastest-growing markets within the technology sector.

The Communications Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of communications companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from the growth of the worldwide demand for communications products and services.

The e-Commerce Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities, both domestic and foreign, of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce.

Global Technology Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of high-technology companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from the adoption of new technologies worldwide.


                 see accompanying notes to financial statements

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- A Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share valuation -- The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund's net asset value per share. Each Fund charges a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

Repurchase agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and losses.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.


                 see accompanying notes to financial statements

Loans of Portfolio Securities -- Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Fund`s custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of its total assets.

As of December 31, 2001, Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, and The e-Commerce Fund had securities on loan to brokers valued at $38,738,507, $25,004,840, $32,743,884,
$9,379,669, and $9,170,736, respectively. For collateral, each Fund received U.S. government securities valued at $40,685,576, $26,893,822, $33,587,990,
$11,033,939, and $9,418,704, respectively.

Foreign Securities -- Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

Option Writing -- When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Distributions to shareholders -- Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Reclassification of Capital Accounts -- The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2001, each Fund recorded the following reclassifications to the accounts listed below:

                            PAID-IN-CAPITAL         ACCUMULATED NET           ACCUMULATED NET
                                                    INVESTMENT LOSS            REALIZED LOSS
-----------------------------------------------------------------------------------------------
Technology Value Fund       $(22,941,620)              $22,930,791               $10,829
-----------------------------------------------------------------------------------------------
Technology Leaders Fund       (5,229,034)                5,229,034                     -
-----------------------------------------------------------------------------------------------
Technology Innovators Fund    (2,966,979)                2,966,013                   966
-----------------------------------------------------------------------------------------------
The Communications Fund         (729,542)                  729,367                   175
-----------------------------------------------------------------------------------------------
The e-Commerce Fund           (1,283,209)                1,283,323                 (114)
-----------------------------------------------------------------------------------------------
Global Technology Fund          (702,519)                  700,201                 2,318
-----------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Service Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2001.

                      TECHNOLOGY          TECHNOLOGY        TECHNOLOGY             THE              THE            GLOBAL
                         VALUE              LEADERS         INNOVATORS       COMMUNICATIONS     E-COMMERCE       TECHNOLOGY
                         FUND                FUND              FUND               FUND             FUND             FUND
Gross unrealized
  appreciation      $     31,528,940    $    6,304,339    $   25,474,243  $    5,240,529    $    6,626,011    $    5,000,869
Gross unrealized
  depreciation       (1,294,498,051)     (145,548,243)     (111,791,173)   (102,760,286)      (87,361,295)      (22,314,376)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized
  depreciation      $(1,262,969,111)    $(139,243,904)    $ (86,316,930)  $ (97,519,757)    $ (80,735,284)    $ (17,313,507)
============================================================================================================================
Federal income
  tax cost          $  2,710,678,859     $ 382,132,931    $  300,718,221  $  170,042,835    $  181,048,140    $   70,087,078
============================================================================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States of America and income tax regulations. As of December 31, 2001, Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund had capital loss carryforwards for federal income tax purposes of $1,084,265,108, $134,863,157, $195,444,987, $324,596,745, $265,070,969, and $50,042,299,
respectively, which expire on December 31, 2009. Technology Leaders Fund had an additional capital loss carryforward of $7,699,026, which expires on December 31, 2008. Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and Global Technology Fund realized net capital losses of $1,635,143, $26,071,182, $19,210,189,
$11,751,102, $50,304,764, and $1,311,391, respectively, during the period from
November 1, 2001, through December 31, 2001, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2002.

3. Investment Transactions

Investment transactions (excluding short-term investments and options) were as follows for the period ended December 31, 2001.

                            TECHNOLOGY      TECHNOLOGY      TECHNOLOGY          THE              THE           GLOBAL
                              VALUE          LEADERS        INNOVATORS     COMMUNICATIONS    E-COMMERCE      TECHNOLOGY
                              FUND             FUND            FUND             FUND             FUND           FUND
Purchase of
  investment securities   $  983,637,353   $137,949,738     $123,616,366   $ 78,439,250      $70,478,577     $46,641,914
=========================================================================================================================
Proceeds from sales
  and maturities of
  investment securities   $1,192,001,676   $190,250,293     $155,634,647   $125,341,845      $88,965,472     $39,631,149
=========================================================================================================================

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objectives, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of a Fund to the extent necessary to limit a Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. This agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the
"Administration Agreement").

Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund`s operating expenses except for independent trustees' compensation, brokerage and commission expenses; fees payable under "Rule 12b-1 plans," if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Funds) pays to State Street the fees for the administrative services provided by State Street.

5. Deferred Trustees Compensation Agreement

During the fiscal year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred trustees compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), each Fund will expense its pro rata share of those fees.

6. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the period ended December 31, 2001, is noted below:

                                                   SHARE ACTIVITY
                                 --------------------------------------------------                       MARKET
                                  BALANCE                                  BALANCE       REALIZED          VALUE         ACQUISITION
    AFFILIATE                    12/31/00       PURCHASES     SALES       12/31/01         LOSS          12/31/01           COST
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
ANADIGICS, Inc.                          --     1,761,700           --    1,761,700   $           --   $ 26,865,925     $ 29,882,667
Concord Communications, Inc.      1,269,000            --       79,700    1,189,300      (3,636,271)     24,559,045       47,259,501
DMC Stratex Networks, Inc.        5,667,000     2,237,136    1,794,800    6,109,336     (56,508,543)     47,530,634      112,830,914
Globix Corp.                      2,257,700            --           --    2,257,700               --        331,882       44,241,623
Legato Systems, Inc.              5,981,000            --    1,000,000    4,981,000     (44,088,413)     64,603,570      169,629,863
Methode Electronics - Class A     1,800,000            --    1,800,000           --     (12,368,250)             --               --
NETsilicon, Inc.                    603,800            --           --      603,800               --      2,324,630        8,930,942
P-Com, Inc.                       7,627,500     1,024,000           --    8,651,500               --      2,854,995       73,210,804
Pervasive Software, Inc.            331,500     1,417,500           --    1,749,000               --      5,107,080        7,366,488
Read-Rite Corp.                   4,950,000            --           --    4,950,000               --     32,719,500       48,185,783
Silicon Valley Group, Inc.        2,786,100       200,000    2,986,100           --               --             --               --
TranSwitch Corp.                  4,593,000            --      400,000    4,193,000      (8,251,359)     18,868,500      120,478,319
Triquint Semiconductors, Inc.     6,090,400     1,374,200    6,090,400    1,374,200    (128,948,948)     16,847,692       25,770,409
Western Digital Corp.            10,000,000       561,000    7,080,800    3,480,200      (2,775,797)     21,820,854        9,553,521
Wind River Systems, Inc.          5,521,900            --    2,449,300    3,072,600     (73,715,969)     55,030,266      117,122,413
Zoran Corp.                         887,000            --           --      887,000               --     28,951,680       22,782,545

                                                   SHARE ACTIVITY
                                 --------------------------------------------------                       MARKET
                                  BALANCE                                  BALANCE       REALIZED          VALUE         ACQUISITION
    AFFILIATE                    12/31/00       PURCHASES     SALES       12/31/01         LOSS          12/31/01           COST
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
INNOVATORS FUND
Genesis Microchip, Inc.          1,250,200            --      966,700      283,300     $   (631,718)   $ 18,731,796     $  5,615,175
NETsilicon, Inc.                   600,000            --           --      600,000                --      2,310,000        7,414,205
NHC Communications, Inc.         1,113,100            --           --    1,113,100                --        734,004        7,734,579

THE E-COMMERCE FUND
ePlus, Inc.                        726,100            --      452,100      274,000      (14,137,787)      2,616,700        6,963,457
Pervasive Software, Inc.         1,417,500            --    1,417,500           --      (19,419,549)             --               --
Websense, Inc.                   1,120,000            --      838,300      281,700      (12,102,921)      9,034,119        5,062,781


Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. As of December 31, 2001, the Funds were invested in the following restricted securities:

     FUND                SECURITY             ACQUISITION DATE           SHARES            COST             VALUE      % NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
VALUE FUND       Celox Networks, Inc.
                   Series C P/S                    April 17, 2001      13,812,153      $ 14,999,998      $ 7,499,999        0.52%
                 Global Locate, Inc.
                   Series A P/S                   October 5, 2001       4,411,403         3,762,927        3,762,927        0.26%
TECHNOLOGY
INNOVATORS FUND  Centerpoint Broadband
                   Technologies, Inc.
                   Series D P/S                  October 24, 2000          27,092           292,052           47,411        0.02%
                 Cielo Communications, Inc.
                   Series C P/S                 November 16, 1999         571,428         1,999,998          200,000        0.10%
                 Cielo Communications, Inc.
                   Series C P/S                 December 22, 1999         271,429           950,002           95,000        0.05%
                 Clarisay, Inc.
                   Series B P/S.                 January 24, 2001       2,861,519         2,618,290        2,618,290        1.28%
                 Innovian Corp.
                   Series C P/S                 February 23, 2001       1,500,000         3,000,000        3,000,000        1.46%
                 IP Unity, Inc.
                   Series C P/S                     July 27, 2001       1,117,957         2,012,323        2,012,323        0.98%
                 Luminous Networks, Inc.
                   Series D P/S                      May 31, 2001       1,522,719         3,183,701        1,591,850        0.78%
                 LuxN, Inc.
                   Series E P/S                 December 20, 2000         336,544         4,812,579        1,203,145        0.59%
                 Magma Design
                   Automation, Inc.                 July 31, 2001         223,495         1,946,641        5,413,943        2.64%
                 Maple Optical Systems, Inc.
                   Series C P/S                    August 9, 2001       2,110,488         3,376,781        2,194,908        1.07%
                 Micro Photonix Integration
                   Corp. - Series C P/S             June 21, 2000         348,360         2,199,998          226,434        0.11%

     FUND                SECURITY                      ACQUISITION DATE        SHARES            COST          VALUE    % NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                        NuTool, Inc.
                          Series D P/S                  October 22, 2001      533,503      $  2,085,996  $  2,085,996      1.02%
                        Polaris Networks, Inc.
                          Series A P/S                 November 16, 2001      702,152           702,152       702,152      0.34%
                        Silicon Genesis Corp.
                          Series C P/S                     March 8, 2001      466,670         3,248,023     2,165,349      1.06%
THE COMMUNICATIONS
FUND                    Centerpoint Broadband
                          Technology, Inc.
                          Series D P/S                  October 24, 2000       19,290           207,946        33,758      0.05%
                        Clarisay, Inc.
                          Series B P/S                  January 24, 2001    2,605,306         2,383,855     2,383,855      3.32%
                        Global Locate, Inc.
                          Series A P/S                   October 5, 2001    1,450,261         1,237,073     1,237,073      1.72%
                        IP Unity, Inc.
                          Series C P/S                     July 27, 2001    1,104,265         1,987,677     1,987,677      2.77%
                        Luminous Networks, Inc.
                          Series D P/S                      May 31, 2001      868,710         1,816,299       908,149      1.27%
                        LuxN, Inc.
                          Series E P/S                 December 20, 2000      362,757         5,187,425     1,296,856      1.81%
                        Maple Optical Systems, Inc.
                          Series C P/S                    August 9, 2001    1,014,512         1,623,219     1,055,093      1.47%
                        Micro Photonix Integration
                          Corp. - Series C P/S             June 21, 2000      285,022         1,800,000       185,264      0.26%
                        Polaris Networks, Inc.
                          Series A P/S                 November 16, 2001      297,848           297,848       297,848      0.41%

P/S PREFERRED STOCK.

As of December 31, 2001, the Technology Innovators Fund had a 323,495 share investment in Magma Design Automation, Inc., of which 223,495 shares are subject to restrictions on resale until July 30, 2002. The 223,495 share investment valued at $5,413,943 and representing 2.64% of the Fund's net assets was acquired at a cost of $1,946,641.

7. Risks

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser's control. The Fund is designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

ADDITIONAL INFORMATION (UNAUDITED)

                                                               DECEMBER 31, 2001

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the "SAI") includes additional information about the Funds' trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675, option 2. The address for each of the persons named below is 125 South Market, Suite 1200, San Jose, CA 95113

-----------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH,     TERM OF OFFICE AND  PRINCIPAL                               NUMBER OF FUNDS IN
POSITION(S) HELD         LENGTH OF TIME      OCCUPATION(S) DURING                    FUND COMPLEX             OTHER TRUSTEESHIPS
WITH FUNDS               SERVED (1)          PAST FIVE YEARS                         OVERSEEN BY TRUSTEE      HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
MICHAEL T. LYNCH         SINCE 1994          Mr. Lynch is Vice President of          EIGHT                     NONE
(1961)                                       Sales and Business Development at
TRUSTEE                                      Picture IQ Corporation (a
                                             manufacturer of digital imaging
                                             software). Mr. Lynch served as a
                                             Product Manager for Iomega Corp. (a
                                             manufacturer of computer
                                             peripherals) from 1995 through
                                             1999.

JERRY WONG              SINCE 1999           Mr. Wong is Vice President of           EIGHT                     NONE
(1951)                                       Finance and Executive Vice
TRUSTEE                                      President of U.S. Operations of
                                             Poet Holdings, Inc. (a manufacturer
                                             of software). Mr. Wong has been
                                             with Poet Holdings, Inc. since
                                             1995.
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
KEVIN                   SINCE 1994           Mr. Landis is President of              EIGHT                     NONE
M. LANDIS (2)                                Firsthand Capital Management, Inc.
(1961)                                       and has been a portfolio manager
TRUSTEE / PRESIDENT                          with Firsthand Capital Management,
                                             Inc. since 1994.
-----------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
YAKOUB BELLAWALA        SINCE 1996           Mr. Bellawala is Vice President of      N/A                       NONE
(1965)                                       Business Development of Firsthand
TREASURER                                    Capital Management, Inc.


OMAR BILLAWALA          SINCE 1999           Mr. Billawala is Chief Operating        N/A                       NONE
(1961)                                       Officer of Firsthand Capital
SECRETARY                                    Management, Inc. Prior to that, he
                                             was an associate at the law firm of
                                             Paul, Hastings, Janofsky & Walker
                                             LLP from 1997 to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
1 Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
2 Mr. Landis is an interested person of the Funds by reason of his position with the Adviser.

[LOGO]FIRSTHAND(R)


FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

UNDERWRITER
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675